                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
[X] Definitive Proxy Statement          Only (as Permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         ACCESS ANYTIME BANCORP, INC.

     _______________________________________________________________
               (Name of Registrant as Specified in its Charter)

     _______________________________________________________________
               (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:
     _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.
     _______________________________________________________________

     4)   Proposed maximum aggregate value of transaction:
     _______________________________________________________________

     5)   Total fee paid:
     _______________________________________________________________

[ ]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     _______________________________________________________________

     2)   Form, Schedule or Registration Statement No.:
     _______________________________________________________________

     3)   Filing Party:
     _______________________________________________________________

     4)   Date Filed:
     _______________________________________________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 30, 1997

The Annual Meeting of Stockholders of Access Anytime Bancorp, Inc. (the "Company") will be held at Clovis Community College's Town Hall, 417 Schepps Boulevard, Clovis, New Mexico, on Friday, May 30, 1997, at 9:00 a.m., local time.

     A Revocable PROXY and PROXY STATEMENT for the meeting are enclosed.

     The meeting is for the purpose of considering and acting upon:

     1.   The election of six directors of the Company.

     2. A proposal to amend the Certificate of Incorporation to limit the liability of directors of the Company in accordance with Delaware law.

     3. A proposal to amend the Certificate of Incorporation to eliminate certain restrictions on the issuance of stock to directors, officers and controlling persons.

     4. A proposal to amend the Certificate of Incorporation to add a "fair price" provision.

     5.   A proposal to approve the 1997 Stock Option and Incentive Plan.

     6.   A proposal to approve the Non-Employee Director Retainer Plan.

     7. The ratification of the appointment of Robinson Burdette Martin & Cowan, L.L.P. as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1997.

     8. Such other matters as may properly come before the meeting or any adjournments thereof.

Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above and all adjournments thereof. Stockholders of record at the close of business on April 9, 1997 are the stockholders entitled to vote at the meeting and any adjournments thereof.

You are requested to fill in and sign the enclosed proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

          BY ORDER OF THE BOARD OF DIRECTORS

          Kathy Allenberg
          Corporate Secretary

Clovis, New Mexico
April 17, 1997

--------------------------------------------------------------------------------
                                   IMPORTANT

THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                      FOR
                         ACCESS ANYTIME BANCORP, INC.
                                801 PILE STREET
                           CLOVIS, NEW MEXICO 88101
                                (505) 762-4417
                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 30, 1997


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Access Anytime Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at Clovis Community College's Town Hall, 417 Schepps Boulevard, Clovis, New Mexico, on Friday, May 30, 1997 at 9:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about April 17, 1997.

     The Company is a Delaware corporation which was organized in 1996 for the purpose of becoming the thrift holding company of First Savings Bank, F.S.B. (the "Bank"). The Bank's Board of Directors has approved a name change for the Bank to "FirstBank". The Company owns all of the outstanding stock of the Bank, which is the Company's principal asset.

                              VOTING INFORMATION

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof. Proxies may be revoked by written notice to the Corporate Secretary of the Company or the filing of a later proxy prior to a vote being taken on a particular proposal at the meeting. A written notice of revocation of a proxy should be sent to the Corporate Secretary, Access Anytime Bancorp, Inc., P.O. Box 1569, 801 Pile Street, Clovis, New Mexico 88101, and will be effective if received by the Corporate Secretary prior to the meeting. A previously submitted proxy will also be revoked if a stockholder attends the meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted as directed by the stockholder or, in the absence of such direction, proxies will be voted "FOR" the nominees for director set forth herein, "FOR" Proposals 2, 3, 4, 5 and 6 as hereinafter described, and "FOR" the approval of the appointment of Robinson Burdette Martin & Cowan, L.L.P. as independent public accountants, and as determined by a majority of the Board of Directors with respect to any other matter(s) coming before the meeting.

     Stockholders of record as of the close of business on April 9, 1997, are entitled to one vote for each share then held. As of April 9, 1997, the Company had 1,193,076 shares of common stock issued and outstanding. With respect to the election of directors, a stockholder may, by properly completing the enclosed proxy, vote in favor of all nominees or withhold his or her votes as to all nominees or as to specific nominees. Directors will be elected by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote in an election of directors. Cumulative voting is permitted in the election of directors, and allows a stockholder to cumulate the total number of votes he or she may cast in the election of directors and cast any number of those votes for one or more of the nominees. If a stockholder desires to exercise such cumulative voting rights, the stockholder must clearly state on his or her proxy the intent to exercise those rights and vote accordingly. The persons voting the proxies will have sole discretion in determining whether a stockholder has clearly marked his or her proxy with respect to cumulative or other voting, and if a proxy is not clearly marked, the stockholder will be contacted for clarification.

     Approval of the amendments to the Certificate of Incorporation proposed in Proposals 2, 3 and 4, and approval of the 1997 Stock Option and Incentive Plan and the Non-Employee Director Retainer Plan also require a quorum to be present or represented at the meeting. However, the affirmative vote of the holders of a majority of the shares entitled to vote (whether or not present) at the Annual Meeting is required for approval of each of such matters.

     Ratification of the hiring by the Board of Directors of Robinson Burdette Martin & Cowan, L.L.P. as the independent public accountants for the 1997 fiscal year will be by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on the ratification of the External Auditors.

     All other matters properly coming before the meeting will be decided by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on such matters, except as otherwise required by law or by the Company's Certificate of Incorporation or Bylaws.

     The votes will be counted by the inspectors appointed by the Board of Directors, who will determine, among other things, the number of votes necessary for the stockholders to take action in accordance with the foregoing requirements and the votes withheld or cast for or against each matter. All properly executed proxies and ballots, regardless of the nature of the vote or absence of the vote indication thereon (but not including broker non-votes), will be counted in determining the number of shares represented at the meeting. Abstentions clearly stated on a proxy and broker non-votes will not be counted as affirmative votes, but the failure to give clear voting instructions on a proxy (as opposed to clearly stating an intent to abstain from voting) will result in the proxy being voted "FOR" the nominees for director identified herein and in favor of each of the other proposals set forth herein. An abstention from voting on a matter by a shareholder present in person or represented by proxy at the meeting has the same legal effect as a vote AGAINST the matter even though the shareholder or interested parties analyzing the results of the voting may interpret such a vote differently. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted in calculating voting results on those matters for which the broker or other entity has not voted. A majority of the shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum under the Company's Bylaws.

     The Company is not aware of any arrangements, the operation of which might at a subsequent date result in a change in control of the Company.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

     Persons and groups owning in excess of 5% of the Company's common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. Based upon such reports and upon the Company's stock ownership records and available information concerning non-objecting beneficial owners, management knows of the following persons who owned more than 5% of the Company's outstanding shares of common stock as of April 9, 1997. Ownership is direct unless otherwise specified. Shown below are the shares of common stock beneficially owned by all executive officers and directors (not including nominees who are not currently directors) of the Company as a group as of April 9, 1997. Individual beneficial ownership of shares by the Company's directors is set forth under "Proposal 1 - Election of Directors".



  Name and Address of             Amount and Nature of      Percent of Shares of Capital
   Beneficial Owner             Beneficial Ownership (1)       Stock Outstanding (1)
  -------------------           ------------------------    ----------------------------
Drs. Moss, Boese & Abshere             84,500 (2)                       7.1%
P.O. Box 1508
Clovis, NM  88101

Financial Focus, L.P.                 103,968 (3)                       8.7%
% Stephen H. Hersch
1758 West Jackson St., Suite 150
Painesville, OH  44077

Robert Chad Lydick                     60,578 (4)                       5.1%
P.O. Box 1386
Clovis, NM  88101


All Executive Officers                181,535 (2)                      15.2%
and Directors (not including
nominees who are not currently
Directors) as a Group (8 persons)


(1) Shares of common stock subject to options currently exercisable, or exercisable within sixty (60) days, are deemed outstanding for computing the percentage of ownership of the person holding the options, but not deemed outstanding for computing the percentage of ownership of any other person.

(2) Includes shares owned by spouses of the named beneficial owners or as custodian or trustee for minor children. as to which shares the named individuals effectively exercise shared voting and investment power.

(3) Based on information provided to the Company by Financial Focus, L.P. The Company makes no representation as to the accuracy and completeness of such information.

(4) Mr. Lydick has shared voting and dispositive powers over all of these shares with his spouse and/or his father.

                      PROPOSAL 1 - ELECTION OF DIRECTORS

     THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" THE NOMINEES FOR THE BOARD OF DIRECTORS DESCRIBED BELOW. Proxies will be so voted unless stockholders specify otherwise in their proxies. Directors will be elected by an affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote in the election of directors.

     The Board has set the number of directors at eleven. At the meeting, there will be six director positions available to vote on. The Nominating Committee of the Board of Directors has nominated two incumbent Directors, Everett Frost and Charles Guthals, to stand for re-election to fill two of the available positions with terms expiring in 2000. The Nominating Committee of the Board of Directors has nominated four new persons as director for the four remaining positions: Cornelius Higgins and David Ottensmeyer for terms expiring in 2000, and Allan Moorhead and James Clark for terms expiring in 1999. Any persons nominated and elected, except the two current directors, to fill any director position will be subject to the approval of the Office of Thrift Supervision ("OTS"). In the event any director is not approved by the OTS, the Board of Directors will attempt to fill the position with a qualified candidate.

     Pursuant to the Company's Bylaws (Article II, Section 13), nominations may be made by stockholders to be voted upon at the meeting if they are made in writing and delivered to the Corporate Secretary of the Company at least five days prior to the date of the meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Ballots bearing the names of all persons nominated by the Nominating Committee (being the six nominees listed above) and by stockholders shall be provided for use at the meeting. A stockholder wishing to vote for a person nominated for director by a stockholder must attend the meeting and vote in person. Under federal securities regulations, no proxy shall confer authority to vote for the election of any person to any office for which a bona fide nominee is not named in this Proxy Statement.

     Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any named nominee might be unable to serve.

     The following table sets forth for each nominee, for each director continuing in office, and for each executive officer identified in the summary compensation table herein, such person's name, age, principal occupation(s) during the past five years, the year he/she first became a director and the number of shares of the Company's Common Stock beneficially owned as of April 9, 1997. Ownership is direct unless otherwise specified.

                                UP FOR ELECTION

                                                          YEAR                        AMOUNT
                                                          FIRST                         AND           PER
                                                        ELECTED OR                   NATURE OF       CENT
                               PRINCIPAL                 APPOINTED       TERM TO     BENEFICIAL       OF
   NAME          AGE (1)      OCCUPATION (2)            DIRECTOR (4)    EXPIRE (4)   OWNERSHIP(3)    CLASS
------------------------------------------------------------------------------------------------------------
Everett Frost,    54       President of Eastern New       1992            2000          600           0.0%
Ph.D.                      Mexico University,
                           Portales. New Mexico
                           since July 1991, and has
                           been associated with the
                           University as an
                           administrator and/or
                           professor since 1970.

Charles           60       President and majority         1985            2000        9,430           0.8%
Guthals                    stockholder of Guthals Co.
                           Inc., a Clovis, New Mexico
                           nursery and landscaping
                           company.

Cornelius         56       Director, Principal & CEO,     1997            2000       10,000           0.8%
Higgins,                   Applied Research
Ph.D.                      Associates, Inc.,
                           Albuquerque, New
                           Mexico, a national
                           engineering firm, since
                           1979.

David             67       Healthcare Consultant,         1997            2000       20,000(10)       1.7%
Ottensmeyer,               from January 1996;
MD                         President & CEO, The
                           Lovelace Institutes,
                           Albuquerque, New
                           Mexico, a non-profit
                           medical research institute,
                           July 1991 to December
                           1995; Director, Exogen.

Allan M.          56       President & CEO,               1997            1999        4,762(6)       0.4%
Moorhead                   Mechanical
                           Representatives, Inc.,
                           Albuquerque, New
                           Mexico, a manufacturing
                           representative of heating,
                           ventilation and air
                           conditioning equipment
                           since 1972.

                                                          YEAR                        AMOUNT
                                                          FIRST                         AND           PER
                                                        ELECTED OR                   NATURE OF       CENT
                               PRINCIPAL                 APPOINTED       TERM TO     BENEFICIAL       OF
   NAME          AGE (1)      OCCUPATION (2)            DIRECTOR (4)    EXPIRE (4)   OWNERSHIP(3)    CLASS
------------------------------------------------------------------------------------------------------------

James A.          66       Investments; Retired           1997            1999          10,000        0.8%
Clark                      President & CEO, First
                           Interstate Bank of
                           Albuquerque, New
                           Mexico, 1985-1991;
                           Director, Bowlins Outdoor
                           Advertising and Travel
                           Centers, Inc.; Director Lea
                           County State Bank, Hobbs,
                           New Mexico.



                             CONTINUING IN OFFICE

                                                          YEAR                        AMOUNT
                                                          FIRST                         AND           PER
                                                        ELECTED OR                   NATURE OF       CENT
                               PRINCIPAL                 APPOINTED       TERM TO     BENEFICIAL       OF
   NAME          AGE (1)      OCCUPATION (2)            DIRECTOR (4)    EXPIRE (4)   OWNERSHIP(3)    CLASS
------------------------------------------------------------------------------------------------------------

Norman R.         54       Chairman and Chief             1996            1999          42,060(9)     3.5%
Corzine                    Executive Officer of the
                           Company since 1996;
                           Strategic Planning Officer
                           for FirstBank since 1996;
                           Financial Consultant with
                           Merrill Lynch, 1993-
                           1995; Executive Vice
                           President, Capitol
                           Securities Group, Inc.,
                           1991-1992.

Robert Chad       47       President of Lydick             1987           1999          60,578(7)    5.1%
Lydick                     Engineers and Surveyors,
                           Inc., Clovis, New Mexico;
                           Chairman of FirstBank
                           since 1993.


Ken Huey, Jr.     52       President of the Company        1991           1998          29,064(9)    2.4%
                           since 1996; President and
                           Chief Executive Officer of
                           FirstBank since October,
                           1991.

Carl Deaton       72       Retired manager and             1979           1998          28,569(5)    2.4%
                           majority stockholder of
                           C.B.S. Auto Recyclers
                           and former owner of
                           Clovis Body Shop, Inc.,
                           located in Clovis, New
                           Mexico.

Thomas W.         49       President of Tucumcari          1994           1998           8,234(8)    0.7%
Martin, III                Springwater & Seed Co.,
                           Inc., since 1969 - DBA
                           Taco Box of Clovis and
                           Portales, New Mexico.

     (1)  As of December 31, 1996.

     (2) Nominees and directors have held these vocations or positions for at least five years, unless otherwise noted.

     (3) Unless otherwise noted, all shares are owned directly by the named individuals or by their spouses and minor children, over which shares the named individuals effectively exercise sole or shared voting and/or investment power.

     (4)  Assuming election or reelection at the meeting.

     (5) Mr. Deaton has 21,060 shares held in the Deaton Family Trust, as to which Mr. Deaton shares voting and investment power with his spouse and four children. This also includes shared voting and investment power that Mr. Deaton may have over 7,509 shares owned by his brother, sister, first son and daughter-in-law, daughter, granddaughter and son-in-law and daughter and granddaughter.

     (6)  The shares shown for Mr. Moorhead are held in the Moorhead Family
          Trust.

     (7) Mr. Lydick has shared voting and dispositive powers over all of these shares with his spouse and/or his father.

     (8) Includes 4,234 shares owned by Tucumcari Springwater & Seed Co. Inc., which is controlled by Mr. Martin.

     (9) Shares of common stock subject to option currently exercisable, or exercisable within sixty (60) days, are deemed outstanding for computing the percentage of ownership of the person holding the options, but not deemed outstanding for computing the percentage of ownership of any other person. The number of shares shown for Mr. Corzine and Mr. Huey include 5,000 shares and 5,000 shares, respectively, under option grants.

     (10) The shares shown for Dr. Ottensmeyer are held in a family trust.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board and through its committees. The Bank is the predecessor to the Company, which became a unitary thrift holding company for the Bank on October 21, 1996, following shareholder and regulatory approvals. References herein to matters occurring prior to October 21, 1996, such as Board meetings, relate to the Bank, while matters occurring on and after October 21, 1996 relate to the Company as holding company for the Bank. During the year ending December 31, 1996, the Board of Directors (and, for the purposes hereof, the Board of Directors of the Bank prior to October 21, 1996) held ten regular monthly meetings and four special called Board meetings. All directors attended more than 75 % of the total number of these monthly and special Board meetings and committee meetings of the Board on which they served, except Dr. Everett Frost.

     The Executive Committee is currently composed of Norm Corzine, Ken Huey, Jr., Robert Chad Lydick and Everett Frost. This committee is empowered to exercise the authority of the Board of Directors when the Board is not in session. During the year ending December 31, 1996, the Executive Committee of the Bank held nine meetings, and the Executive Committee of the Company held no meetings.

     The Audit Committee, presently composed of Charles Guthals, Carl Deaton and Tom Martin, is responsible for the review and evaluation of the Company's internal controls and accounting procedures and reviews the Company's audit reports with the Company's external independent auditors. During the year ending December 31, 1996, the Audit Committee of the Bank met two times, and the Audit Committee of the Company held no meetings.

     Ballots bearing the names of all persons nominated by the Nominating Committee and by stockholders shall be provided for use at the meeting. Under the Company's Bylaws, the Board of Directors acts as the Nominating Committee. The Board of Directors met one time in its capacity as the Nominating Committee during the year ending December 31, 1996. The Nominating Committee does not consider nominees recommended by stockholders. Article II, Section 13 of the Company's Bylaws provides procedures for nomination of directors by the stockholders. The Bylaws provide that no nomination for director, except those made by the Nominating Committee, shall be voted upon at an annual meeting of stockholders unless other nominations by stockholders are made in writing and delivered to the Corporate Secretary of the Company at least five days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. However, if the Nominating Committee shall fail or refuse to act at least 20 days prior to an annual meeting, nominations for director may be made at the annual meeting by any stockholder entitled to vote and shall be voted upon. The election of any director other than those now serving will require the approval of the OTS.

     The Compensation Committee is composed of Norm Corzine, Ken Huey, Jr., Robert Chad Lydick and Charles Guthals. This committee is responsible for reviewing salary administration. Actions taken or recommended by the committee are subsequently submitted to the Board of

Directors for ratification. During the year ending December 31, 1996, the Compensation Committee held no meetings.

                            DIRECTORS' COMPENSATION

     The Company's predecessor registrant, the Bank, paid compensation of $300 per month to each director of the Bank, except Ken Huey, Jr., with an additional $250 paid to each director, except Ken Huey, Jr., for attendance at a regular monthly Board meeting. The Company has paid no compensation to Company directors. Aggregate payments, for all directors, made pursuant to this policy in 1996 totaled $37,100. Ken Huey, Jr. is the only director of the Bank employed by the Bank, and has not received any director's fees since becoming a director of the Bank in 1991.

     The Board of Directors of the Company is proposing, for approval by the shareholders, the Non-Employee Director Retainer Plan, which is described elsewhere in this Proxy Statement. The Board anticipates that non-employee directors would receive $500 per meeting as director meeting fees, which could be taken in part or in whole in common stock of the Company, as described elsewhere herein. Mr. Corzine and Mr. Huey, as employees of the Company, would not receive director meeting fees or stock under the Non-Employee Director Retainer Plan.

                              EXECUTIVE OFFICERS

     NORMAN CORZINE, 54, has been employed by the Company as Chairman and Chief Executive Officer since October 1996. He has also served as Strategic Planning Officer of the Bank since 1996. From 1993 to 1995, he served as Financial Consultant with Merrill Lynch, and from 1991-1992 was Executive Vice President of Capitol Securities Group, Inc.

     KEN HUEY, JR., 51, has been employed by the Bank since October 1991 as President and Chief Executive Officer. Mr. Huey has served as President of the Company since October 1996. He also serves on the Bank's Board of Directors. From 1986 until 1991, he was a Vice President for First National Bank in Clovis, working primarily in Commercial Loans and Regulatory Compliance. From 1976 to 1986, he served as a Vice President and Loan/Compliance Officer for Western Bank of Clovis, New Mexico.

                            EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation paid by the Company (and the Bank as predecessor registrant) to the Company's executive officers for services rendered during the three fiscal years ending December 31, 1996.

                         SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------
                                                                 Long Term
                                                                Compensation
                       Annual Compensation                         Awards
--------------------------------------------------------------------------------------------
Name and
Principal Position
(as of December                                   Other Annual    Securities    All Other
31, 1996)                              Bonus ($)  Compensation    Underlying   Compensation
                   Year    Salary ($)     (3)        ($)(2)       Options (#)      ($)
---------------------------------------------------------------------------------------------
Norm Corzine (1)   1996     $90,938          0          $928          5,000          0
Chairman and
Chief Executive
Officer
---------------------------------------------------------------------------------------------
Ken Huey, Jr.      1996     $91,072          0           473          5,000          0
President          1995      91,694      6,000         1,397         17,000          0
                   1994      84,000      3,000         9,773(4)         -0-          0
---------------------------------------------------------------------------------------------

     (1)  Mr. Corzine became an executive officer in 1996.

     (2) The Bank provides Mr. Corzine and Mr. Huey with automobiles for both business and personal use, and Mr. Corzine's and Mr. Huey's allowances for the personal use of that automobile during 1996 were $928 and $473, respectively. A similar allowance was provided to Mr. Huey by the Bank in 1995 and 1994. However. the aggregate amount of all perquisites and other personal benefits, including personal use of the automobile, is less than either $50,000 or 10% of each executive officer's total salary and bonus as specified above.

     (3) Bonus based on Bank's year-end 1994 and 1993 profits and performance, respectively.

     (4) Includes $9,384 reimbursement for expenses paid by Mr. Huey in connection with the Stockholder Derivative Lawsuit described in the "Litigation" section of this Proxy Statement in which Mr. Huey has received a summary judgment in his favor releasing him from the lawsuit, pursuant to indemnification requirements.

The following table provides information regarding stock options granted to the Company's executive officers during fiscal year 1996. No Stock Appreciation Rights ("SARs") were granted during fiscal year 1996.

                      OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------
                             INDIVIDUAL GRANTS
--------------------------------------------------------------------------------
     Name          Number of        % of Total      Exercise or Base  Expiration
                   Securities     Options Granted     Price ($/Sh)      Date
                   Underlying     to Employees in
                 Options Granted     Fiscal Year
                      (#)
--------------------------------------------------------------------------------
   Norm Corzine      5,000              50%              $5.50        12/31/98
--------------------------------------------------------------------------------
   Ken Huey, Jr.     5,000              50%               5.50        12/31/98
--------------------------------------------------------------------------------

     The following table provides information as to stock options exercised (if any) by the Company's executive officers during fiscal year ended December 31, 1996 and the value of the options held by the executive officers on December 31, 1996.

             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                  OPTION VALUES

----------------------------------------------------------------------------------------------
                                        Number of Securities
                                        Underlying Unexercised   Value of Unexercised In-the-
                                        Options at FY-End (#)   Money Options at FY-End ($)(1)
----------------------------------------------------------------------------------------------
                 Shares      Value
               Acquired on  Realized  Exercisable  Unexercisable  Exercisable  Unexercisable
   Name        Exercise (#)   ($)         (#)           (#)           ($)           ($)
----------------------------------------------------------------------------------------------

Norm Corzine     17,000      $4,250      5,000           0             0            0
----------------------------------------------------------------------------------------------
Ken Huey, Jr.    17,000      $4,250      5,000           0             0            0
----------------------------------------------------------------------------------------------

     (1) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($5.50 per share) and the last trade of $5.50 per share of the common stock as reported on the NASDAQ System on December 26, 1996.


              EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                     AND CHANGE-IN-CONTROL ARRANGEMENTS

     Effective December 1, 1995, Kenneth J. Huey, Jr. entered into a two-year employment agreement to continue as President and Chief Executive Officer of the Bank. The Bank may terminate the agreement at any time with or without cause. In the event the officer is terminated without cause, the agreement provides that the terminated officer will receive compensation equal to said officer's salary and employee benefits for the remainder of the term of the agreement. The total compensation upon departure, for any reason, will not exceed three times the officer's average annual compensation, based on the five most recent taxable years. However, in the case of termination for cause, the Bank will only pay accrued salary and other vested benefits due said officer as of the date of termination. The agreement provided for the granting of stock options, which are included in the "Executive Compensation" section of this Proxy Statement.

     Norm Corzine also entered into a two-year employment agreement as Vice President and Strategic Planning Officer with the Bank through January 1, 1998. The terms of such agreement are similar to those described above for the agreement with Mr. Huey.

                  TRANSACTIONS WITH THE COMPANY AND THE BANK

     There have been no transactions in excess of $60,000 between the Company or the Bank and the Company's executive officers, directors, nominees for director, and 5% stockholders and their respective immediate family members, which originated during the last two years. The Bank has loans outstanding to certain of the executive officers, directors, nominees for director and 5% stockholders which were originated more than two years ago, all of which have terms in accordance with applicable regulations and the Bank's normal lending policies and none of which are in default.

     All loans made by the Bank to directors, officers, employees, and related parties of the Bank and its subsidiaries are made in accordance with Regulation "O" promulgated by the Federal Reserve Bank and the Bank's normal lending policies.

     In addition to the foregoing, the Bank services certain loans involving various of its executive officers, directors, nominees for director, and 5% stockholders, and their respective immediate family members, for which the Bank receives a servicing fee. However, the Bank is not a party to such loans, but is merely the servicing agent for the holder of the loans.

                                  LITIGATION

     On February 1, 1996, an Order of Dismissal was entered by the court with respect to a certain derivative lawsuit ("Derivative Lawsuit") which had been filed on May 19, 1994 and amended on November 2, 1994. The Derivative Lawsuit was filed by two stockholders, one of whom was a former director of the Bank, alleging a number of intentional and negligent acts and omissions in the management of the Bank which allegedly resulted in damages and losses suffered by the Bank. The court dismissed, with prejudice, all claims against all defendants (including Mr. Guthals, who is standing for re-election), except a former president, who was also chief executive officer and a director (the "Former President") of the Bank. A dismissal with prejudice means that the charges cannot be refiled. The court also ordered the plaintiffs to pay reasonable expenses, including attorneys' fees, to one of the Bank's former independent auditors. A notice of appeal was filed by the plaintiff. The Bank cannot currently predict the outcome of the appeal.

     If final judgment in their favor is received in the Derivative Lawsuit, certain of the current and former director defendants may make demand on the Bank for indemnification of their legal expenses pursuant to OTS regulations. The disinterested members of the Bank's Board of Directors must approve said indemnification and give 60 days notice to the OTS of the Bank's intention to make such indemnification. No such indemnification shall be made if the OTS advises the Bank in writing, within the 60 day notice period, of its objection thereto. No demand for indemnification has been made by the remaining defendants.

     With respect to the Former President, the court dismissed the claims in the Derivative Lawsuit without prejudice in order to allow the Bank to pursue such claims in Federal Court. In May 1995, the Bank filed a lawsuit against the Former President in the United States District Court for the District of New Mexico. In the lawsuit, the Bank asserts that the defendant engaged in fraudulent conduct and breached his duties of loyalty and care to the Bank, all of which resulted in losses and damages to the Bank. The Bank is seeking recovery of damages from the defendant in excess of $2.8 million, plus interest and punitive damages. Settlement discussions are currently ongoing between the parties.

    PROPOSAL 2 - AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO
          ELIMINATE DIRECTORS' LIABILITY UNDER CERTAIN CIRCUMSTANCES

     Directors of corporations may be subject to substantial personal liability for acts or omissions in their capacities as directors as well as to significant expenses in defending lawsuits related to their conduct as directors. Although Delaware law, certain provisions of the Company's Certificate of Incorporation and Bylaws, and certain indemnification agreements provide mechanisms intended to limit the liability exposure of directors, including the purchase of directors' and officers' insurance, the proliferation of litigation involving the personal liability of directors coupled with the significantly increased costs and reduced coverage of directors' and officers' insurance has had an adverse effect on the ability of corporations to attract and retain well-qualified directors. The proposed amendment, discussed below, to the Company's Certificate of Incorporation would eliminate directors' liability in certain circumstances and thereby enable the Company to continue to attract and retain such qualified directors.

     Under Delaware law the business and affairs of a corporation are managed by or under the direction of a board of directors. The directors owe to the corporation and its stockholders fundamental duties of loyalty and care. The duty of care requires that directors exercise informed business judgment in discharging their duties to the corporation and its stockholders. To this end, directors must be reasonably informed as to material information concerning the corporation's business and affairs and must act with requisite care in discharging their duties. The duty of loyalty requires that, in making a business decision, the directors must act in good faith and in the honest belief that any action taken is in the corporation's best interests.

     Although directors may be held personally liable for the breach of these duties, the General Corporation Law of Delaware (the "Delaware Code") permits corporations under certain circumstances to indemnify directors against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement incurred by a director in connection with any action, suit, or proceeding to which he or she has been or is threatened to be made a party by reason of the fact that he or she is or was a director. The Delaware Code also requires corporations to indemnify directors against expenses incurred in the successful defense of such an action, suit, or proceeding. The Company has entered into agreements with the directors providing for the indemnification of directors to the full extent permitted by applicable law. The Company's Bylaws similarly provide for such indemnification. In addition, the Company's Certificate of Incorporation permits the Company to purchase insurance on behalf of directors against any liability or expense asserted against a director in his or her capacity as a director regardless of whether the Company would have the power to indemnify him or her against such liability or expense. The Company purchases and maintains policies of insurance for its directors and officers. Such insurance benefits the Company by affording protection against liabilities to which it may otherwise be exposed.

     The Board of Directors believes that the high cost and uncertainty of maintaining adequate directors' and officers' insurance may have an adverse effect on the ability of many public corporations to attract and retain qualified persons to serve as directors. The Company to date has not experienced any particular difficulty in attracting or retaining directors.

     In response to concerns about the general market for directors' liability insurance, the Delaware legislature amended the Delaware Code permitting corporations to provide additional protection for directors against personal liability. Section 102(b)(7) of the Delaware Code, which became effective July 1, 1986, enables corporations to adopt amendments to their certificates of incorporation eliminating or limiting the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for payment of a dividend or approval of a stock repurchase in violation of Section 174 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit. Section 102(b)(7) has no effect on the availability of equitable remedies, such as an injunction or rescission, for breach of fiduciary duties.

     At its meeting on March 28, 1997, the Company's Board of Directors adopted a resolution proposing an amendment, subject to stockholders' approval, of the Company's Certificate of Incorporation to add a new Article Thirteenth thereto which would eliminate directors' liability to the full extent permitted by
Section 102(b)(7). The proposed amendment, if approved, will read as follows:

          "THIRTEENTH: A director shall not be personally liable for monetary damages to the Corporation or its stockholders for breach of fiduciary duty as a director except (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under section 174 of the General Corporation Law of the State of Delaware or any successor provision, or (d) for any transaction from which the director derived an improper personal benefit."

     The amendment would thus eliminate a director's personal liability to the Company and its stockholders for monetary damages for breach of such director's duty of care, including grossly negligent business decisions involving takeover proposals for the Company. If the proposed amendment is adopted, stockholders of the Company will be precluded from obtaining monetary damages against directors of the Company to redress a direct injury to stockholders resulting from the directors' breach of their duty of care. Judgments for monetary damages in actions brought by the Company, or by its stockholders on behalf of the Company, for direct injury to the Company resulting from the directors' breach of their duty of care will be similarly precluded. The Company's stockholders would, however, still be entitled to bring an action seeking to enjoin a director or directors from breaching his or their duty of care. Directors will also continue to be liable for damages for breach of their duty of loyalty to the Company, as well as in the other three circumstances excepted in Section 102(b)(7) of the Delaware Code as outlined above.

     The Board of Directors believes that adoption of the proposed amendment to the Certificate of Incorporation will benefit the Company and its stockholders by enabling the Company to continue to attract and retain well-qualified directors. Further, although there can be no assurance of a reduction in directors' and officers' liability insurance rates or an increase in the availability of coverage as a result of the proposed amendment, the Board of Directors believes that its adoption may have a favorable impact on the availability and cost of such insurance. Finally, if such insurance should become unavailable or prohibitively expensive, the proposed amendment would provide protection not otherwise available. Of course, by the very nature of the proposed amendment, the directors have a personal interest in its adoption, at the potential expense of stockholders of the Company.

     If the proposed amendment is adopted, directors of the Company will be protected against liability as specified in Section 102(b)(7) only for acts or omissions after the effective date of the amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL 2.

    PROPOSAL 3 - AMENDMENT OF THE COMPANY'S CERTIFICATE OF
INCORPORATION TO ELIMINATE CERTAIN RESTRICTIONS ON THE ISSUANCE
    OF STOCK TO DIRECTORS, OFFICERS OR CONTROLLING PERSONS

     The Certificate of Incorporation of the Company contains a restriction on the issuance of stock to officers, directors, or controlling persons of the Company under certain circumstances. Section D of Article Fourth currently provides as follows:

          D. No shares of capital stock (including shares issuable upon conversion, exchange or exercise of other securities) shall be issued directly or indirectly, to officers, directors, or controlling persons of the Corporation other than as part of a general public offering or as qualifying shares to a director unless the issuance or the plan under which they would be issued has been approved by a majority of the total votes eligible to be cast at a legal meeting.

The Board of Directors proposes to amend the Certificate of Incorporation to delete Section D of Article Fourth.

     The restriction in Section D of Article Fourth of the Company's Certificate of Incorporation was included in the 1986 Federal Stock Charter of First Savings Bank, F.S.B., the predecessor of the Company and now a wholly-owned subsidiary of the Company. The provision was included in the Company's Certificate of Incorporation in order that the Certificate of Incorporation would be as similar as possible to the Federal Bank Charter at the time of the formation of the Company as a unitary thrift holding company for the Bank in October 1996.

     The Company's Board of Directors is of the opinion that such restriction should be eliminated as an unusual restriction for a public company, as well as an unnecessary restriction given the public listing and trading of the Common Stock of the Company. Eliminating the restriction would make it easier for the Company to issue shares of capital stock to its officers, directors or controlling persons without obtaining future approval of stockholders. However it would not eliminate any other requirements relating to the issuance of such shares under Delaware law nor would the amendment eliminate any duties of such persons with respect to self-dealing or their fiduciary duty of loyalty to the Company.

     Particularly given the need for capital for the Bank as required by the OTS, the Board of Directors does not believe it to be necessary or advisable to so restrict the issuance of capital stock which might otherwise be used to raise capital for the Company and the Bank.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL 3.

   PROPOSAL 4 - AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO ADD A "FAIR
                               PRICE" PROVISION.

     The Board of Directors has proposed and declared advisable, and is recommending to the stockholders, approval of an amendment to the Company's Certificate of Incorporation to add a "fair price" provision (the "Fair Price Amendment"). The Fair Price Amendment would require that certain minimum price and procedural requirements, intended for the protection of the Company and its stockholders as a whole, be observed by any party which acquires more than ten percent of the Company's common stock and then seeks to accomplish a merger or other business combination or transaction which would eliminate or could significantly change the interests of the remaining stockholders, unless approved by a majority of Disinterested Directors (as defined below). If the specified requirements of the Fair Price Amendment are not observed by such an acquiring party, an increased stockholder vote would be required as a condition for a subsequent business combination. Adoption of the Fair Price Amendment may significantly affect a third party's interest in acquiring a substantial or controlling position in shares of common stock of the Company, as well as enhance the ability of the Board of Directors to take action in the light of such an acquisition by a third party. Accordingly, stockholders should read carefully the following description of this proposed amendment, its purpose and effects, and Exhibit "A" hereto, which sets forth the full text of the Fair Price Amendment, before voting on Proposal 4.

     The Board of Directors has observed that it has become relatively common in corporate takeover practice for a third party to pay cash to acquire a substantial or controlling equity interest in a corporation and then to acquire the remaining equity interest by paying the balance of the stockholders a price for their shares that is lower than the price paid to acquire control and/or is in a less desirable form of consideration, such as securities of the acquiring party that do not have an established trading market at the time of issue.

     In these two-tier acquisitions, arbitrageurs and professional investors may be in a better position to take advantage of a more lucrative first-step acquisition than many long-term stockholders, who may have to accept a lower price in the second step. In two-tier transactions, even stockholders who tender their shares in response to a higher first-step cash tender offer may not be assured that all of their shares will be accepted, since there are often proration provisions limiting the number of shares which the acquiring party is obliged to accept at the higher price. As a result, many stockholders may receive only the average price offered by the acquiring party for all of the shares of the corporation. In many cases this average price might not be high enough to have caused a majority of a corporation's stockholders to tender their shares if the acquiring party's offer had been to purchase all of the corporation's shares for that average price per share.

     In addition, while federal securities laws and regulations applicable to business combinations govern the disclosure required to be made to stockholders in order to consummate such a transaction, they do not assure stockholders that the terms of the business combination will be fair from a financial point of view or that minority stockholders effectively can prevent the consummation of a business combination that is opposed by its Board of Directors. Although the Securities and Exchange Commission amended its tender offer rules in 1982 to require the pro rata acceptance of all shares tendered prior to the expiration of a tender offer, the Commission recognized that this amendment is not intended to deal with two-tier pricing.

     The Board considers that such two-tier pricing tactics are unfair to a corporation's stockholders. By their very nature, such tactics tend (and are often designed) to cause concern on the part of stockholders that, if they do not act promptly, they risk either being relegated to the status of minority stockholders in a controlled corporation or being forced to accept a lower price for all of their shares. Thus, such tactics may pressure stockholders into selling as many of their shares as possible either to the acquiring party or in the open market without having the opportunity to make a considered investment choice between remaining a stockholder of the corporation or disposing of their shares. Moreover, their very actions in selling their shares might facilitate an acquiring party's acquisition of a controlling interest, at which point an acquiring party may be able to force the exchange of the remaining shares in a business combination for a lower price.

     The Fair Price Amendment is designed to deter an acquiring party from utilizing two-tier pricing and similar inequitable tactics in an attempt to take over the Company. However, the amendment is not designed to prevent or deter all tender offers for shares of the Company. It does not affect an offer for all shares at the same price or preclude offers at different prices. Nor does the amendment preclude an acquiring party from making a tender offer for some of the shares of the Company without proposing a Business Combination (as defined below). Except for the restrictions on Business Combinations, the amendment will not prevent a holder of a controlling interest in the Company's common stock from exercising control over or increasing its interest in the Company.

     It should be noted that while the Fair Price Amendment is designed to help assure fair treatment of all stockholders in the event of a takeover attempt, it is not its purpose to provide assurance that stockholders will receive a premium price for their shares in a takeover attempt. Accordingly, the Board is of the view that the adoption of the Fair Price Amendment would not preclude the Board from opposing any future takeover proposal that it believes not to be in the best interests of the Company and its stockholders, whether or not such a proposal satisfies the minimum price criteria and procedural requirements of the amendment.

     The Board of Directors considers that adoption of the Fair Price Amendment is advisable notwithstanding protections that may be afforded by regulatory requirements of the OTS.

     The provisions of the Fair Price Amendment, if approved, would be in addition to certain anti-takeover provisions of the Delaware Code. Section 203 of the Delaware Code is intended to discourage certain takeover practices by impeding the ability of a hostile acquiror to engage in certain transactions with the target company. In general, Section 203 provides that a "Person" (as defined therein) who owns 15% or more of the outstanding voting stock of a Delaware corporation (a "Section 203 Interested Stockholder") may not consummate a merger or other business combination transaction with such corporation at any time during the three-year period following the date such "Person" became a Section 203 Interested Stockholder.
 The term "business combination" is defined broadly to cover a wide range of corporate transactions including mergers, sales of assets, issuances of stock, transactions with subsidiaries and the receipt of disproportionate financial benefits. The statute exempts the following transactions from the requirements of Section 203: (i) any business combination if, prior to the date a person became a Section 203 Interested Stockholder, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming a Section 203 Interested Stockholder;
(ii) any business combination involving a person who acquired at least 85% of the outstanding voting stock in the transaction in which he or she became a
Section 203 Interested Stockholder, with the number of shares outstanding calculated without regard to those shares owned by the corporation's directors who are also officers and by certain employee stock plans; (iii) any business combination with a Section 203 Interested Stockholder that is approved by the Board of Directors and by a two-thirds vote of the outstanding voting stock not owned by the Section 203 Interested Stockholder; and (iv) certain business combinations that are proposed after the corporation had received other acquisition proposals and which are approved or not opposed by a majority of certain continuing members of the Board of Directors. A corporation may exempt itself from the requirement of the statute by adopting an amendment to its certificate of incorporation or bylaws electing not to be governed by Section 203. At the present time, the Board of Directors does not intend to propose any such amendment.

     SPECIAL VOTE REQUIRED FOR CERTAIN COMBINATIONS. At present, mergers, consolidations, sales of substantially all of the assets of the Company, the adoption of a plan of liquidation or dissolution of the Company, and reclassifications of securities and recapitalizations of the Company involving amendments to its Certificate of Incorporation must be approved by the vote of the holders of a majority of shares of common stock. Certain other transactions, such as sales of less than substantially all of the assets of the Company, certain mergers involving wholly-owned subsidiaries of the Company, and recapitalizations and reclassifications not involving any amendments to the Certificate of Incorporation, do not require stockholder approval. If adopted, the Fair Price Amendment would require the affirmative vote of the holders of at least 80 percent of the outstanding common stock, given at any annual meeting of stockholders or at any special meeting called for that purpose, to approve a Business Combination involving such Interested Stockholder, except in cases in which either certain price criteria and procedural requirements are satisfied or the transaction is approved by a majority of the Disinterested Directors. In the event the price criteria and procedural requirements were to be met or the requisite approval of the Board were to be given with respect to a particular Business Combination, the normal requirements of Delaware law and other provisions of the Certificate of Incorporation would apply, and, accordingly, the affirmative vote of the holders of only a majority of the outstanding shares of common stock would be required, or, for certain transactions, as noted above, no stockholder vote would be necessary. Thus, depending upon the circumstances, the Fair Price Amendment would require such special stockholder vote for a Business Combination in cases in which either a majority vote or no vote is presently required under state law and the Company's Certificate of Incorporation.

     An "Interested Stockholder" is defined in the Fair Price Amendment as any person (other than the Company or any Subsidiary (which for purposes of the definition of "Interested Stockholder" means a company of which a majority of each class of equity security is owned, directly or indirectly, by the Company) who is (i) the beneficial owner, directly or indirectly, of more than ten percent of the voting power of the then outstanding common stock; or (ii) an Affiliate (as defined in the Fair Price Amendment) of the Company and who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner, directly or indirectly, of more than ten percent of the voting power of the then outstanding common stock; or (iii) an assignee of or other successor to any shares of common stock in a transaction or series of transactions not involving a public offering that were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Stockholder. A person shall be deemed a "beneficial owner" of any common stock if such person or any of its Affiliates or Associates (as defined in the Fair Price Amendment) beneficially owns, directly or indirectly, or has the right to acquire or to vote such stock. At present, the Company is not aware of the existence of any stockholder or group of stockholders that would be an Interested Stockholder.

     A "Business Combination" includes the following transactions: (a) any merger or consolidation of the Company or any Subsidiary (which for purposes of the definition of "Business Combination" means a corporation of which a majority of any class of equity securities is owned, directly or indirectly, by the Company) with an Interested Stockholder or with any other corporation which is, or after such merger or consolidation would be, an Affiliate of an Interested Stockholder; (b) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the Company or any Subsidiary having an aggregate fair market value (calculated as provided in the Fair Price Amendment) equaling or exceeding 25% or more of the combined assets of the Company and its Subsidiaries; (c) the issuance or transfer by the Company or any Subsidiary of any securities of the Company or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder having an aggregate fair market value (so calculated) equaling or exceeding 25% or more of the combined assets of the Company and its Subsidiaries except pursuant to an employee benefit plan of the Company of any Subsidiary; (d) the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of any Interested Stockholder or any Affiliate of any Interested Stockholder; or (e) any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries, or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder; provided, however, that no such transaction shall be deemed a Disproportionate Transaction if the increase in the proportionate ownership of the Interested Stockholder or Affiliate as a result of such transaction is no greater than the increase experienced by the other stockholders generally.

     A "Disinterested Director" is any member of the Board of Directors who is unaffiliated with an Interested Stockholder and who was a member of the Board prior to the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), and any successor of a Disinterested Director who is unaffiliated with an Interested Stockholder and is recommended to succeed a Disinterested Director by a majority of the total number of Disinterested Directors then on the Board.

     EXCEPTIONS TO SPECIAL VOTE REQUIREMENTS. The special stockholder vote described above would not be required (1) if the transaction has been approved by a majority of the Disinterested Directors or (2) if all of the minimum price criteria and procedural requirements described in paragraphs
(a) and (b) below are satisfied. The requirements of paragraphs (a) and (b) do not apply to a transaction that does not involve any cash or other consideration being received by the stockholders of the Corporation solely in their capacity as stockholders of the Corporation.

     (a) MINIMUM PRICE CRITERIA. In general, in a Business Combination involving cash or other consideration being paid to holders of outstanding common stock, the consideration would be required to be either in cash or in the same form as the Interested Stockholder has previously paid for shares of such stock. In addition, the fair market value of such consideration (calculated as provided in the Fair Price Amendment) as of the date of the consummation of the Business Combination (the "Consummation Date") would be required to meet certain minimum price criteria described below.

     In the case of payments to holders of the Company's common stock, the aggregate amount of the cash and the fair market value (calculated as provided in the Fair Price Amendment) as of the Consummation Date of consideration other than cash per share to be received by such holders would have to be at least equal to the higher of (i) the highest per share price paid by the Interested Stockholder for any shares of common stock acquired by it within the two years immediately prior to the first public announcement of the terms of the proposed Business Combination (the "Announcement Date") or in the transaction in which it became an Interested Stockholder, whichever is higher, and (ii) the fair market value (so calculated) per share of common stock on the Announcement Date or on the Determination Date, whichever is higher, in each case appropriately adjusted for stock dividends, stock splits, combinations of shares, and other similar events. In general, for the purposes of the Fair Price Amendment, fair market value of the common stock on the Announcement Date or Determination Date would be the highest closing sale price during the 30-day period immediately preceding the date in question.

     The following example illustrates the operation of the minimum price mechanism in a transaction in which the acquisition by an Interested Stockholder of shares was by cash purchases in open market transactions:

          (i) highest price paid per share within the two-year period immediately prior to the Announcement Date ($6) or in the transaction in which it became an Interested Stockholder ($5), whichever is higher: $6;

          (ii) the fair market value (calculated as provided in the Fair Price Amendment) on the Announcement Date ($5) or on the Determination Date ($4), whichever is higher: $5.

     In this example, in order to comply with the amendment's minimum price criteria, the Interested Stockholder would be required to pay to holders of shares of common stock in the Business Combination at least $6 per share (the higher of the two alternatives above).

     In the case of payments to holders of shares of any other class of voting stock, the fair market value per share of such payments would have to be at least equal to the higher of (i) the highest per share price determined with respect to such class in the same manner as described in clause (i) or
(ii) of the preceding paragraphs or (ii) the highest preferential amount per share to which the holders of shares of such class are entitled in the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Company.

     Under the minimum price criteria, the fair market value (calculated as provided in the Fair Price Amendment) of non-cash consideration to be received by holders of shares of common stock in a Business Combination is to be determined as of the Consummation Date. Where the definitive terms of such non-cash consideration are established in advance of the Consummation Date, intervening adverse developments, either in the economy or the market generally or in the financial condition or business of the Interested Stockholder, could result in a decline in the originally anticipated fair market value of such consideration. As a result, a Business Combination which had theretofore been considered as not requiring either the special stockholder vote or approval by a majority of Disinterested Directors (because it was expected to satisfy the minimum price criteria and it satisfied the procedural requirements) could not be consummated because it would not have received such vote or approval (even if it had received the vote required by Delaware law or the Certificate of Incorporation, without giving effect to the special vote provided for in the Fair Price Amendment) under circumstances in which the minimum price criteria are applicable. Thus, an Interested Stockholder who wishes to use non-cash consideration in a Business Combination may not know with certainty at the time the Business Combination is submitted to stockholders whether such consideration will meet the minimum price criteria. However, an Interested Stockholder could avoid such a situation by establishing, in advance, terms for the Business Combination whereby the non-cash consideration was to be finalized by reference to its fair market value on the Consummation Date. Such an approach, which has been used in connection with mergers and similar second-step transactions in the past, would help to assure that the Interested Stockholder would bear the risk of a decline in the actual market value of the offered consideration prior to the consummation of the Business Combination.

     If the proposed Business Combination does not involve any cash or other property being received by any of the other stockholders, such as a sale of assets or an issuance of the Company's securities to an Interested Stockholder, then the price criteria discussed above would not apply and the special vote of stockholders would be required unless the transaction were approved by a majority of the Disinterested Directors.

     (b) PROCEDURAL REQUIREMENTS. Under the Fair Price Amendment, in order to avoid the special stockholder vote requirement, after an Interested Stockholder becomes an Interested Stockholder it would have to comply with the procedural requirements, as well as the minimum price criteria, unless the Business Combination is approved by a majority of the Disinterested Directors.

     Under the Fair Price Amendment, the special stockholder vote would be required (unless a majority of the Disinterested Directors approves the Business Combination) if the Company, after the Interested Stockholder has proposed a Business Combination and prior to the consummation of such Business Combination, fails to increase the quarterly rate of dividends on shares of common stock outstanding as necessary to reflect any recapitalization, reorganization, or similar transaction which has the effect of reducing the number of outstanding shares of common stock, or reduces the quarterly rate of dividends paid on common stock (except as necessary to reflect any subdivision of common stock), unless such failures or reduction are approved by a majority of the Disinterested Directors. This provision is designed to prevent an Interested Stockholder who controls a majority of the Board of Directors (other than Disinterested Directors) from attempting to depress the market price of the Company's shares prior to consummating a Business Combination by reducing dividends thereon and thereby reducing the consideration required to be paid pursuant to the minimum price provisions of the Fair Price Amendment.

     The Fair Price Amendment would also require the special stockholder vote on a proposed Business Combination (unless a majority of the Disinterested Directors approved the Business Combination) if the Interested Stockholder acquired any additional shares of common stock directly from the Company or otherwise, in any transaction subsequent to the time it proposes a Business Combination. This provision is intended to prevent an Interested Stockholder from purchasing additional shares of the common stock at prices that are lower than those set by the minimum price criteria after it proposes a Business Combination.

     Under the Fair Price Amendment, in order to avoid the special stockholder vote requirement, a proxy or information statement disclosing the terms and conditions of a proposed Business Combination and complying with the requirements of the proxy rules promulgated under the Securities Exchange Act of 1934 would have to be mailed to all stockholders of the Company entitled to vote thereon at least 30 days prior to the consummation of a Business Combination, unless the Business Combination were approved by a majority of the Disinterested Directors. This provision is intended to assure that the Company's stockholders would be fully informed of the terms and conditions of the proposed Business Combination even if the Interested Stockholder were not otherwise legally required to disclose such information to stockholders.

     It should be noted that none of the minimum price criteria and procedural requirements described above would apply in the case of a Business Combination approved by a majority of the Disinterested Directors and that, in the absence of such approval, all of such requirements would have to be satisfied to avoid the special stockholder vote requirement.

     SPECIAL VOTE REQUIRED TO AMEND OR REPEAL. The Fair Price Amendment would provide that the affirmative vote of the holders of at least 80 percent of the outstanding common stock, given at any annual meeting of stockholders or at any special meeting called for that purpose, would be required to amend, alter, change, or repeal, or adopt any provisions inconsistent with, the amendment; provided, however, that any such amendment, alteration, change, repeal, or adoption approved by a majority of the Disinterested Directors shall require only such vote as is required by law, any other provision of the Certificate of Incorporation, or the by-laws.

             CONSIDERATIONS IN SUPPORT OF THE FAIR PRICE AMENDMENT

     As previously discussed, a number of publicly held corporations have been the subject of tender offers for, or other acquisitions of, substantial positions in their shares. In many cases, such transactions have been followed by proposed business combinations in which the tender offeror or other purchaser has paid or proposed to pay a lower price or less desirable form of consideration for the remaining outstanding shares than the price it paid in acquiring its original interest. Federal securities laws and regulations govern the disclosure required to be made to minority stockholders in such transactions but do not assure fairness to stockholders of the terms of a business combination. Moreover, the statutory right of the remaining stockholders of a corporation to dissent in connection with certain business combinations and receive the "fair value" of their shares in cash may not in all cases be available or may involve significant expense, delay or uncertainty to dissenting stockholders. In the case of many business combinations, including reclassifications or recapitalizations of the outstanding shares of any class of a corporation's stock, the statutory right to dissent may not be available at all.

     The Fair Price Amendment is intended, in part, to meet these gaps in federal and Delaware law and to prevent certain of the potential inequities of Business Combinations that involve two or more steps by requiring that in order to complete a Business Combination that is not approved by a majority of the Disinterested Directors, an Interested Stockholder must either assure itself of obtaining the special stockholder vote or be prepared to meet the minimum price criteria and procedural requirements. The Fair Price Amendment is also designed to protect those stockholders who have not tendered or otherwise sold their shares to a third party who is attempting to acquire control by helping to assure that at least the same price and form of consideration are paid to such stockholders in a Business Combination as were paid to stockholders in the initial step of the acquisition. In the absence of these changes, an Interested Stockholder who acquires control of the Company could subsequently, by virtue of such control, force minority stockholders to sell or exchange their shares at a price that may not reflect any premium the Interested Stockholder may have paid in order to acquire its interest. Such a price could be lower than the price paid by the Interested Stockholder in acquiring control and could also be in a less desirable form of consideration (e.g., equity or debt securities of the Interested Stockholder instead of cash).

     In many situations, the minimum price criteria and procedural requirements would require that an Interested Stockholder pay stockholders a higher price for their shares and/or structure the transaction differently from what would be the case without the amendment. Accordingly, the Board of Directors believes that, to the extent a Business Combination were involved as part of a plan to acquire control of the Company, adoption of the Fair Price Amendment would increase the likelihood that an Interested Stockholder would negotiate directly with the Board. The Board believes that it is in a better position than individual stockholders of the Company to negotiate effectively on behalf of all stockholders in that the Board is likely to be more knowledgeable than most individual stockholders in assessing the business and prospects of the Company. Therefore, the Board is of the view that negotiations between the Board and an Interested Stockholder would increase the likelihood that stockholders in general would receive a higher price for their shares than otherwise might be obtained.

     Although some substantial acquisitions of a corporation's shares are made without the objective of effecting a subsequent business combination, in many cases a purchaser acquiring control desires to have the option to consummate such a business combination. Assuming that to be the case, the Fair Price Amendment would tend to deter a potential purchaser whose objective is to seek control of the Company at a relatively cheap price, since acquiring the remaining equity interest would not be assured unless the minimum price criteria and procedural requirements were satisfied or a majority of Disinterested Directors were to approve the transaction. Adoption of the Fair Price Amendment should also help deter the accumulation of large blocks of the Company's shares, which the Board believes to be potentially disruptive to the stability of the Company's and its subsidiaries' vitally important relationships with its customers and employees and which could precipitate a change of control of the Company on terms unfavorable to the Company's other stockholders.

                CONSIDERATIONS AGAINST THE FAIR PRICE AMENDMENT

     Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a corporation's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels that are higher than might otherwise be the case. The presence of a fair price provision may deter such purchases, particularly those of less than all of a corporation's shares, and may therefore deprive holders of a corporation's shares of an opportunity to sell their stock at a temporarily higher market price. Because of the special requirements for stockholder approval of any subsequent business combination and the possibility of having to pay a higher price to other stockholders in such a business combination, a fair price provision may make it more costly for a third party to acquire control of a corporation. Thus, the Fair Price Amendment may decrease the likelihood that a tender offer will be made for less than all of the Company's common stock and, as a result, may adversely affect those stockholders who would desire to participate in such a tender offer. It should be noted that the provisions of the Fair Price Amendment would not necessarily deter persons who might be willing to seek control by acquiring a substantial portion of the Company's common stock when they have no intention of acquiring the remaining shares.

     In certain cases, the Fair Price Amendment's minimum price provisions, while providing objective pricing criteria, could be arbitrary and not indicative of value. In addition, an Interested Stockholder may be unable, as a practical matter, to comply with all of the procedural requirements. In these circumstances, unless an Interested Stockholder were able to secure the special stockholder vote on a proposed Business Combination, it would be forced either to negotiate with the Board of Directors and on terms acceptable to the Board or to abandon such proposed Business Combination.

     Another effect of the Fair Price Amendment would be to give veto power to the holders of a minority of common stock with respect to a proposed Business Combination that is opposed by a majority of Disinterested Directors but that a majority of stockholders may believe to be desirable and beneficial. In addition, since only the Disinterested Directors will have the authority to reduce to a simple majority or eliminate the special stockholder vote required for a particular Business Combination, the Fair Price Amendment may tend to insulate incumbent directors against the possibility of removal in the event of a takeover attempt. Conversely, if an Interested Stockholder has replaced all of the directors who were in office on the date it became an Interested Stockholder with nominees of its choice, there would be no Disinterested Directors and, consequently, such special stockholder vote requirement would apply to any Business Combination consummated subsequent to such replacement that did not satisfy all of the minimum price criteria and procedural requirements of the Fair Price Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL 4.

                PROPOSAL 5 - APPROVAL OF THE 1997 STOCK OPTION
                              AND INCENTIVE PLAN.

     The Board of Directors has adopted the Access Anytime Bancorp, Inc. 1997 Stock Option and Incentive Plan (the "Plan"), subject to approval by the Company's stockholders. Pursuant to the Plan, which is attached hereto as Exhibit B, an aggregate of 180,000 shares have been reserved for future issuance by the Company upon exercise of stock options to be granted from time to time under the Plan. The following summary is qualified in its entirety by reference to the specific provisions of the Plan.

          The purpose of the Plan is to provide a means through which the Company and its subsidiaries may attract and retain the best available personnel as officers, directors and employees of the Company and its subsidiaries and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its subsidiaries and their desire to remain in the Company's and its subsidiaries' employ. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Stock Appreciation Rights, or any combination of the foregoing, as is best suited to the circumstances of the particular individual as provided herein.

     The Plan authorizes the issuance of up to 180,000 shares of the Company's Common Stock. Shares may be either authorized but unissued shares or reacquired shares. Any shares subject to an award which lapses or is terminated unexercised will again be available for issuance under the Plan. No award or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. Each award shall be on such terms and conditions consistent with the Plan as the Committee administering the Plan may determine.

     Based on the last trade on NASDAQ on April 14, 1997, at the price of $5.25, the aggregate value of the 180,000 shares of stock was $945,000.

     The Plan is to be administered by the Stock Committee of the Board, none of whose members is an employee of the Company.

     The Plan shall be effective upon the date of its adoption by the Board (the "Committee"), provided that the Plan is approved by the stockholders of the Company within twelve months thereafter. No further Awards (as defined in the Plan) may be granted under the Plan after the expiration of ten years from the date of its adoption by the Board. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

                                ADMINISTRATION

     Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which employees shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, and the number of shares of Stock which may be issued under each Option or Stock Appreciation Right. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the employer's success and such other factors as the Committee in its discretion shall deem relevant.

                                  ELIGIBILITY

     Awards may be granted only to persons who, at the time of grant, are officers, directors or other key employees. The Company is not able at this time to determine the number of eligible participants. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option, a Stock Appreciation Right or any combination thereof.

                                 STOCK OPTIONS

     The term of each Option shall be as specified by the Committee at the date of grant. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee. No Incentive Stock Option granted pursuant to this Plan shall be exercised by any Holder (as defined in the Plan) while there is outstanding any other Incentive Stock Option which was granted prior to the date of grant of such Incentive Stock Option to such Holder, whether pursuant to the Plan or any other plan of the Company.

     No Incentive Stock Option may be granted to any director who is not an employee. To the extent that the aggregate Fair Market Value (as defined in the Plan and determined at the time the respective Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Affiliates (as defined in the Plan) exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options as determined by the Committee. The Committee shall determine, in accordance with applicable provisions of the Internal Revenue Code (the "Code"), Treasury Regulations and other administrative pronouncements, which of an optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

     Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. An Option Agreement may provide for the payment of the option price, in whole or in part, in cash or by the delivery of a number of shares of Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Each Option shall specify the effect of termination of employment (by retirement, disability, death or otherwise) on the exercisability of the Option. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option.

     The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but (i) such purchase price shall not be less than the Fair Market Value of Stock subject to an Incentive Stock Option on the date the Incentive Stock Option is granted and (ii) such purchase price shall be subject to adjustment as provided in the Plan. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.

     The Holder shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

     In the event that a Holder's employment by the Company shall terminate for any reason, other than disability or death, all of any such Holder's Incentive Stock Options, and all of any such Holder's rights to purchase or receive shares of Stock pursuant thereto, as the case may be, shall automatically terminate on the date of such termination of employment. However, no termination of a Holder's Incentive Stock Options shall occur if, and to the extent that, the Committee authorizes the Holder to exercise any such Incentive Stock Options at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment, but only if, and to the extent that, the Holder was entitled to exercise any such Incentive Stock Options at the date of such termination of employment. In the event that an Affiliate or Subsidiary ceases to be an Affiliate or Subsidiary, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Affiliate or Subsidiary ceases to be an Affiliate or Subsidiary.

     In the event of the determination of disability of a Holder while the Holder is employed by the Company, the Incentive Stock Options previously granted to him or her may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability) at any time and from time to time, within a one year period after the date of such determination of disability, by the former employee, but in no event may the Incentive Stock Option be exercised after its expiration under the terms of the Option Agreement. An Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

     In the event of the death of Holder while the Holder is employed by the Company, the Incentive Stock Options previously granted to him or her may be exercised (to the extent the Holder would have been entitled to do so at the date of death) at any time and from time to time, within a six (6) month period after the date of death (or such later period not exceeding one (1) year to which the Committee may, in its discretion, extend such period), by the guardian of his or her estate, the executor or administrator of his or her estate or by the person or persons to whom his or her rights under the option shall pass by will or the laws of descent and distribution, but in no event may the Incentive Stock Option be exercised after its expiration under the terms of the Option Agreement.

     The terms and conditions of Nonqualified Stock Options relating to the effect of the termination of a Holder's employment or service on the Board, death or disability shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of grant or at the time of such termination, disability or death.

                           STOCK APPRECIATION RIGHTS

     A Stock Appreciation Right is the right to receive an amount equal to the Spread (as defined in the Plan) with respect to a share of Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Stock. With respect to Stock Appreciation Rights that are subject to Section 16 of the 1934 Act, however, the Committee shall, except as provided in Paragraph IX.(c) of the Plan, retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (I.E., cash, securities or any combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Each Stock Appreciation Rights Agreement shall specify the effect of termination of employment (by retirement, disability, death or otherwise) on the exercisability of the Stock Appreciation Rights. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Stock Appreciation Rights.

     The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price shall be subject to adjustment as provided in the Plan. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

                      RECAPITALIZATION OR REORGANIZATION

     The shares with respect to which Awards may be granted are shares of stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation by the Company, the number of shares of Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable,
(i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

     If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Stock then covered by such Award.

     In the event of a Change of Control (as defined in the Plan), all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award other than an outstanding Option shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change of Control Value (as defined in the Plan) over any exercise price or purchase price paid, if applicable. Further, in the event of a Change of Control, the Committee, in its discretion, shall act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Holders and which may vary among Options held by any individual Holder: (1) determine a limited period of time on or before a specified date (before or after such Change of Control) after which specified date all unexercised Options and all rights of Holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), or
(4) provide that thereafter upon any exercise of an Option theretofore granted the Holder shall be entitled to purchase under such Option, in lieu of the number of shares of Stock then covered by such Option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Holder has been the holder of record of the number of shares of Stock then covered by such Option.

     In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by the Plan, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

                     AMENDMENT AND TERMINATION OF THE PLAN

     The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder), and provided, further, that the Board may not, without approval of the stockholders, amend the Plan:

     (a) to increase the maximum number of shares which may be issued on exercise or surrender of an Award, except as provided in the Plan;

     (b) to change the class of employees eligible to receive Awards or materially increase the benefits accruing to employees under the Plan;

     (c) to extend the maximum period during which Awards may be granted under the Plan;

     (d) to modify materially the requirements as to eligibility for participation in the Plan; or

     (e) to decrease any authority granted to the Committee under the Plan in contravention of Rule 16b-3.

                        FEDERAL INCOME TAX CONSEQUENCES

     Under present federal tax laws, awards under the Plan will have the following consequences:

     (1) The grant of an award will not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

     (2) The exercise of a Stock Option which is an "Incentive Stock Option" within the meaning of the Code generally will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The participant will recognize capital gain or loss upon resale of the shares received upon such exercise, provided that he or she held such shares for at least one year after transfer of the shares to him or her or two years after the grant of the Stock Option, whichever is later. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the difference between the exercisable price and the fair market value on the date of exercise of the shares acquired pursuant to the Stock Option.

     (3) The exercise of a Nonqualified Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the Stock Option.

     (4) The exercise of a Stock Appreciation Right will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the amount of cash, and/or the fair market value on the date the shares are acquired pursuant to the exercise.

     (5) The Company will be allowed a deduction equal to the amount of ordinary income at the time the participant recognizes such ordinary income.

     The Plan could be considered to have an anti-takeover effect because the issuance of additional shares pursuant to the exercise of stock options represents additional consideration that an acquiror would have to pay and additional votes that could possibly be utilized by the Board of Directors to vote against an unfriendly party. The Board of Directors, however, notes that it did not adopt the Plan specifically for anti-takeover purposes.

     The Board of Directors has determined that the Plan is desirable, cost effective and produces employee incentives which will benefit the Company and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 1997 STOCK OPTION AND INCENTIVE PLAN ATTACHED HERETO AS EXHIBIT "B."

                           PROPOSAL 6 - APPROVAL OF
                    THE NON-EMPLOYEE DIRECTOR RETAINER PLAN

BACKGROUND

     The Board of Directors has adopted, subject to the approval of the shareholders, the Non-Employee Director Retainer Plan (the "Director Retainer Plan") which provides for the payment of a portion of the directors fees in shares of common stock to non-employee directors. The purpose of the Director Retainer Plan is to promote the interests of the Company and shareholders by providing non-employee directors a greater financial stake in the Company through ownership of common stock in addition to underscoring their common interest with shareholders in increasing the value of the common stock over the long term.

DESCRIPTION OF THE NON-EMPLOYEE DIRECTOR RETAINER PLAN

     A copy of the Director Retainer Plan is attached hereto as Exhibit "C", and the following summary is qualified in its entirety by reference to the specific provisions of the Director Retainer Plan.

     The Director Retainer Plan would become effective on May 30, 1997, if approved by the shareholders, and calls for the non-employee directors to receive, in lieu of cash, 50% of their directors meeting fees in fair market value of common stock. The fair market value is determined based upon the average of the high and low prices of the common stock on the last NASDAQ trading day of the month the fee is payable. The non-employee director may elect to receive his or her total meeting fee in fair market value of common stock. The plan defers the recognition of compensation by the director by deferring the issuance of common stock to the director until he or she leaves the Board. The director's account will also be credited with fair market value of common stock equal to cash dividends on common stock that would have been received had the common stock been issued when earned. A total of 50,000 shares of common stock have been reserved for issuance under this plan. Based on the last trade on NASDAQ on April 14, 1997, at the price of $5.25, the aggregate value of the 50,000 shares would be $262,500. The Company is unable to determine how many shares of stock would have been issued in 1996 if the Director Retainer Plan had been in effect in 1996.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE NON-EMPLOYEE DIRECTOR RETAINER PLAN ATTACHED HERETO AS EXHIBIT "C".

             PROPOSAL 7 - RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has heretofore hired Robinson Burdette Martin & Cowan, L.L.P., Independent Public Accountants, to be its External Auditors for the 1997 fiscal year, subject to ratification by the Company's Stockholders. A representative of Robinson Burdette Martin & Cowan, L.L.P., is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

     During the 1996 fiscal year, Robinson Burdette Martin & Cowan, L.L.P. provided services to the Company and the Bank in connection with its annual External Audit function, which included an examination of the consolidated financial statements, assistance in preparation of reports filed on behalf of the Company and the Bank with the OTS and the Securities and Exchange Commission (the "SEC"), and meeting with the Bank's Audit Committee relative to the audit.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF ROBINSON BURDETTE MARTIN & COWAN, L.L.P., AS EXTERNAL AUDITORS.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that Proxies in the accompanying form will be voted in respect thereof as determined by a majority of the Board of Directors.

                   COMPLIANCE WITH EXCHANGE ACT REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers, and persons who own more than 10% of a registered class of the registrant's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the registrant. Officers, directors, and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and the Bank with respect to the fiscal year ended December 31, 1996, all Section 16(a) requirements applicable to officers, directors, and greater than 10% shareholders were complied with.

                                 MISCELLANEOUS

     The cost of solicitation of Proxies will be borne by the Company. In addition to solicitation by mail, directors, officers, and employees of the Company may solicit Proxies personally or by telegraph or telephone without additional compensation.

     All Stockholders of record as of the close of business on April 9, 1997 have been mailed the Company's Annual Report. Any Stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as a part of the Proxy solicitation material nor as having been incorporated herein by reference.

                             STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's Proxy materials for next year's Annual Meeting of Stockholders, any Stockholder proposal to take action at such meeting must be received at the Company's Main Office at 801 Pile Street, P.O. Box 1569, Clovis, New Mexico, 88101 no later than December 18, 1997. Any such proposals shall be subject to the requirements of the Proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                      BY ORDER OF THE BOARD OF DIRECTORS


          Kathy Allenberg
          Corporate Secretary

Clovis, New Mexico
April 17, 1997

                                  FORM 10-KSB

A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996 (THE "1996 10-KSB"), AS FILED WITH THE SEC, WAS INCLUDED AS PART OF THE 1996 ANNUAL REPORT TO STOCKHOLDERS PREVIOUSLY MAILED TO STOCKHOLDERS. IN ADDITION, A COPY OF THE 1996 10-KSB WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO KATHY ALLENBERG, CORPORATE SECRETARY, ACCESS ANYTIME BANCORP, INC., P.O. BOX 1569, 801 PILE STREET, CLOVIS, NEW MEXICO 88101.

                                   EXHIBIT A


                        TEXT OF "FAIR PRICE" AMENDMENT

     The following would be added as a new Article Fourteenth of the Company's Certificate of Incorporation:

     A. In addition to any affirmative vote required by law or this Certificate of Incorporation, and except as otherwise expressly provided in this Section:

          1. any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or

          2. any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, or any Affiliate of any Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereafter defined) equaling or exceeding 25% or more of the combined assets of the Corporation and its Subsidiaries; or

          3. the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value equaling or exceeding 25% of the combined assets of the Corporation and its Subsidiaries except pursuant to an employee benefit plan of the Corporation or any Subsidiary thereof; or

          4. the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Interested Stockholder or any Affiliate of any Interested Stockholder; or

          5. any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder (a "Disproportionate Transaction"); provided, however, that no such transaction shall be deemed a Disproportionate Transaction if the increase in the proportionate ownership of the Interested Stockholder or Affiliate as a result of such transaction is no greater than the increase experienced by the other stockholders generally;

shall require the affirmative vote of the holders of at least 80% of the voting power of the then-outstanding shares of stock of the Corporation entitled to vote in the election of directors (the "Voting Stock,"), voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by any other provisions of this Certificate of Incorporation or any Preferred Stock Designation or in any agreement with any national securities exchange or quotation system or otherwise.

     The term "Business Combination" as used in this Article Fourteenth shall mean any transaction which is referred to in any one or more of paragraphs 1 through 5 of Section A of this Article Fourteenth.

     B. The provisions of Section A of this Article Fourteenth shall not be applicable to any particular Business Combination, and such Business Combination shall require only the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote, or such vote as is required by law or by this Certificate of Incorporation, if, in the case of any Business Combination that does not involve any cash or other consideration being received by the stockholders of the Corporation solely in their capacity as stockholders of the Corporation, the condition specified in the following paragraph 1 is met or, in the case of any other Business Combination, all of the conditions specified in either of the following paragraphs 1 and 2 are met:

     1. The Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined).

     2.   All of the following conditions shall have been met:

               (a) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by the holders of Common Stock in such Business Combination shall at least be equal to the higher of the following:

               I. (if applicable) the Highest Per Share Price, including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Stockholder or any of its Affiliates for any shares of Common Stock acquired by it (X) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (Y) in the transaction in which it became an Interested Stockholder, whichever is higher.

               II. the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article Fourteenth as the "Determination Date"), whichever is higher.

               (b) The aggregate amount of the cash and the Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class of outstanding Voting Stock other than Common Stock shall be at least equal to the highest of the following (it being intended that the requirement of this subparagraph (b) shall be required to be met with respect to every such class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

               I. (if applicable) the Highest Per Share Price (as hereinafter defined) including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (X) within the two-year period immediately prior to the Announcement Date, or (Y) in the transaction in which it became an Interested Stockholder, whichever is higher;

               II. (if applicable) the highest preferential amount per share to which holders of shares of such class of Voting Stock are entitled in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

               III. the Fair Market Value per share of such class of voting stock on the Announcement Date or on the Determination Date, whichever is higher.

               (c) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by the Interested Stockholder. The price determined in accordance with subparagraph B.2 of this Article Fourteenth shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

               (d) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination; (i) except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding stock having preference over the Common Stock as to dividends or liquidation; (ii) there shall have been

          (X) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (Y) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of Common Stock, unless the failure to so increase such annual rate is approved by a majority of the Disinterested Directors; and (iii) neither such Interested Stockholder nor any of its Affiliates shall have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

               (e) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

               (f) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

     C.   For the purposes of this Article Fourteenth:

          1. A "Person" shall include an individual, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities.

          2. "Interested Stockholder" shall mean any Person (other than the Corporation or any holding company or Subsidiary thereof) who or which:

               (a) is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the outstanding Voting Stock; or

               (b) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then-outstanding Voting Stock; or

               (c) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

          3.   A Person shall be a "beneficial owner" of any Voting Stock:

               (a) which such Person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on December 31, 1996; or

               (b) which such Person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding (but neither such Person nor any such Affiliate or Associate shall be deemed to be the beneficial owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such Person nor any such Affiliate or Associate is otherwise deemed the beneficial owner); or

               (c) which are beneficially owned, directly or indirectly, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on December 31, 1996, by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purposes of acquiring, holding, voting (other than solely by reason of a revocable proxy as described in Subparagraph (b) of this Paragraph 3) or in disposing of any shares of Voting Stock;

provided, however, that, in the case of any employee stock ownership or similar plan of the Corporation or of any Subsidiary in which the beneficiaries thereof possess the right to vote any shares of Voting Stock held by such plan, no such plan nor any trustee with respect thereto (nor any Affiliate of such trustee), solely by reason of such capacity of such trustee, shall be deemed, for any purposes hereof, to beneficially own any shares of Voting Stock held under any such plan.

          4. For the purpose of determining whether a Person is an Interested Stockholder pursuant to Paragraph 2 of this Section C, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of Paragraph 3 of this Section C but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          5. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule l2b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on December 31, 1996.

          6. "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; PROVIDED, HOWEVER, that for the purposes of the definition of Interested Stockholder set forth in Paragraph 2 of this Section C, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

          7. "Disinterested Director" means any member of the Board of Directors who is unaffiliated with the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any director who is thereafter chosen to fill any vacancy on the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Stockholder, and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Disinterested Directors then on the Board of Directors.

          8. "Fair Market Value" means: (a) in the case of stock, the highest closing sales price of the stock during the 30-day period immediately preceding the date in question of a share of such stock of the National Association of Securities Dealers Automated Quotations ("NASDAQ") System or any system then in use, or, if such stock is admitted to trading on a principal United States securities exchange registered under the Securities Exchange Act of 1934, Fair Market Value shall be the highest sale price reported during the 30-day period preceding the date in question, or, if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by the Board of Directors in good faith, in each case with respect to any class of stock, appropriately adjusted for any dividend or distribution in shares of such stock or in combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock, and (b) in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined by the Board of Directors in good faith.

          9. Reference to "Highest Per Share Price" shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

          10. In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in Subparagraphs (a) and (b) of Paragraph 2 of Section B of this Article Fourteenth shall include the shares of Common

Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

     D. A majority of the Disinterested Directors of the Corporation shall have the power and duty to determine for the purposes of this Article Fourteenth, on the basis of information known to them after reasonable inquiry, (a) whether a person is an Interested Stockholder; (b) the number of shares of Voting Stock beneficially owned by any person; (c) whether a person is an Affiliate or Associate of another; and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value equaling or exceeding 25% of the combined assets of the Corporation and its Subsidiaries. A majority of the Disinterested Directors shall have the further power to interpret all of the terms and provisions of this Article Fourteenth.

     E. Nothing contained in this Article Fourteenth shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

     F. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend, change or repeal, or adopt any provisions inconsistent with, this Article Fourteenth; provided, however, that the foregoing provisions of this subparagraph F shall not apply to, and such vote shall not be required for, any such amendment, alteration, change, repeal or adoption approved by a majority of the Disinterested Directors, and any such amendment, alteration, change, repeal or adoption so approved shall require only such vote, if any, as is required by law, any other provision of the Certificate of Incorporation or the By-Laws of the Corporation.

                                   EXHIBIT B


                         ACCESS ANYTIME BANCORP, INC.
                     1997 STOCK OPTION AND INCENTIVE PLAN


                                  I.  PURPOSE

     The purpose of the ACCESS ANYTIME BANCORP, INC. 1997 STOCK OPTION AND INCENTIVE PLAN (the "PLAN") is to provide a means through which Access Anytime Bancorp, Inc., a Delaware corporation (the "COMPANY"), and its subsidiaries, may attract and retain the best available personnel as officers, directors and employees of the Company and its subsidiaries and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its subsidiaries and their desire to remain in the Company's and its subsidiaries' employ. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Stock Appreciation Rights, or any combination of the foregoing, as is best suited to the circumstances of the particular individual as provided herein.

                               II.  DEFINITIONS

     The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

     (a) "AFFILIATES" means any "parent corporation" of the Company and any "subsidiary" of the Company within the meaning of Code Sections 424(e) and (f), respectively.

     (b) "AWARD" means, individually or collectively, any Option or Stock Appreciation Right.

     (c)  "BOARD" means the Board of Directors of the Company.

     (d) "CHANGE OF CONTROL" means the occurrence of any of the following events: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

     (e) "CHANGE OF CONTROL VALUE" shall mean (i) the per share price offered to stockholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if such Change of Control occurs other than pursuant to a tender or exchange offer, the Fair Market Value per share of the shares into which Awards are exercisable, as determined by the Committee, whichever is applicable. In the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

     (f)  "CODE" means the Internal Revenue Code of 1986, as amended.
Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

     (g) "COMMITTEE" means the Stock Committee of the Board. If the Company is governed by Section 16 of the 1934 Act, no director shall serve as a member of the Committee unless he or she is a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the 1934 Act.

     (h)  "COMPANY" means Access Anytime Bancorp, Inc..

     (i) "DIRECTOR" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

     (j) An "EMPLOYEE" means any person (including an officer or a Director) employed on a full-time basis by the Employer.

     (k)  "EMPLOYER" means the Company, an Affiliate or any Subsidiary.

     (l) "FAIR MARKET VALUE" means, as of any specified date, the mean of the high and low sales prices of the Stock (i) reported by any interdealer quotation system on which the Stock is quoted on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

     (m)  "HOLDER" means an employee who has been granted an Award.

     (n) "INCENTIVE STOCK OPTION" means an incentive stock option within the meaning of section 422(b) of the Code.

     (o)  "1934 ACT" means the Securities Exchange Act of 1934, as amended.

     (p) "NONQUALIFIED STOCK OPTION" means an option granted under Paragraph VII of the Plan to purchase Stock which does not constitute an Incentive Stock Option.

     (q) "OPTION" means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Stock and Nonqualified Stock Options to purchase Stock.

     (r) "OPTION AGREEMENT" means a written agreement between the Company and a Holder with respect to an Option.

     (s) "PLAN" means the Access Anytime Bancorp, Inc. 1997 Stock Option and Incentive Plan, as amended from time to time.

     (t) "RULE 16b-3" means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

     (u) "SPREAD" means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right; provided, however, the Committee may establish, in its sole discretion, in any Stock Appreciation Rights Agreement, the maximum amount of Spread attributable to a Stock Appreciation Right.

     (v)  "STOCK" means the common stock, $0.01 par value, of the Company.

     (w)  "STOCK APPRECIATION RIGHT" means an Award granted under
Paragraph VIII of the Plan.

     (x) "STOCK APPRECIATION RIGHTS AGREEMENT" means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.

     (y) "SUBSIDIARY" means any corporation or entity of which more than 50% of the outstanding securities or ownership interests having ordinary voting power to elect a majority of the members of the Board of Directors, or persons in similar capacity of such corporation or entity, is, directly or indirectly owned by the Company.

                 III.  EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall be effective upon the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Company within twelve months thereafter. No further Awards may be granted under the Plan after the expiration of ten years from the date of its adoption by the Board. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

                              IV.  ADMINISTRATION

     (a)  COMMITTEE.  The Plan shall be administered by the Committee.

     (b) POWERS. Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which employees shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, and the number of shares of Stock which may be issued under each Option or Stock Appreciation Right. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the Employer's success and such other factors as the Committee in its discretion shall deem relevant.

     (c) ADDITIONAL POWERS. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this
Article IV shall be conclusive.

     (d) EXPENSES. All expenses and liabilities incurred by the Committee in the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons to assist the Committee in the carrying out of its duties hereunder.

                         V.  STOCK SUBJECT TO THE PLAN

     (a) STOCK GRANT AND AWARD LIMITS. The Committee may from time to time grant Awards to one or more employees determined by it to be eligible for participation in the Plan in accordance with the provisions of Paragraph VI. Subject to Paragraph IX, the aggregate number of shares of Stock that may be issued under the Plan shall not exceed 180,000 shares. Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is to only be paid in cash or is paid in cash, any shares of Stock subject to such Award shall again be available for the grant of an Award. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Stock subject to such Award shall again be available for the grant of an Award. Separate stock certificates shall be issued by the Company for those shares acquired pursuant the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonqualified Stock Option.

     (b) STOCK OFFERED. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.

                               VI.  ELIGIBILITY

     Awards may be granted only to persons who, at the time of grant, are officers, directors or other key employees. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option, a Stock Appreciation Right or any combination thereof.

                              VII.  STOCK OPTIONS

     (a) OPTION PERIOD. The term of each Option shall be as specified by the Committee at the date of grant.

     (b) LIMITATIONS ON EXERCISE OF OPTION. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee. No Incentive Stock Option granted pursuant to this Plan shall be exercised by any Holder while there is outstanding any other Incentive Stock Option which was granted prior to the date of grant of such Incentive Stock Option to such Holder, whether pursuant to this Plan or any other plan of the Company. In the event that any additional Incentive Stock Option is granted at a later date pursuant to the Plan to any Holder, the instrument evidencing any such additional Incentive Stock Option shall include the following provisions:

     "This incentive stock option is not exercisable while there is outstanding any incentive stock option which was granted prior to the date of the grant hereof to the holder of this incentive stock option to purchase shares of common stock of Access Anytime BanCorp, Inc. or any of its subsidiaries."

     (c) SPECIAL LIMITATIONS ON INCENTIVE STOCK OPTIONS. No Incentive Stock Option may be granted to any Director who is not an employee. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Affiliates exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options as determined by the Committee. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

     (d) OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. An Option Agreement may provide for the payment of the option price, in whole or in part, in cash or by the delivery of a number of shares of Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Each Option shall specify the effect of termination of employment (by retirement, disability, death or otherwise) on the exercisability of the Option. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the option price, (ii) the delivery of the shares of Stock from the Company directly to a brokerage firm and (iii) the delivery of the option price from the sale or margin loan proceeds from the brokerage firm directly to the Company. Such Option Agreement may also include, without limitation, provisions relating to (i) vesting of Options, subject to the provisions hereof accelerating such vesting on a Change of Control, (ii) tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

     (e) OPTION PRICE AND PAYMENT. The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but
(i) such purchase price shall not be less than the Fair Market Value of Stock subject to an Incentive Stock Option on the date the Incentive Stock Option is granted and (ii) such purchase price shall be subject to adjustment as provided in Paragraph IX. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.

     (f) STOCKHOLDER RIGHTS AND PRIVILEGES. The Holder shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

     (g) OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company, an Affiliate, or any Subsidiary, or the acquisition by the Company, an Affiliate or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company, an Affiliate or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

     (h)  EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH.

          1. TERMINATION OF EMPLOYMENT. In the event that a Holder's employment by the Company shall terminate for any reason, other than disability or death, all of any such Holder's Incentive Stock Options, and all of any such Holder's rights to purchase or receive shares of Stock pursuant thereto, as the case may be, shall automatically terminate on the date of such termination of employment. However, no termination of a Holder's Incentive Stock Options shall occur if, and to the extent that, the Committee authorizes the Holder to exercise any such Incentive Stock Options at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment, but only if, and to the extent that, the Holder was entitled to exercise any such Incentive Stock Options at the date of such termination of employment. In the event that an Affiliate or Subsidiary ceases to be an Affiliate or Subsidiary, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Affiliate or Subsidiary ceases to be an Affiliate or Subsidiary.

          2. DISABILITY. In the event of the determination of disability of a Holder while the Holder is employed by the Company, the Incentive Stock Options previously granted to him may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability) at any time and from time to time, within a one year period after the date of such determination of disability, by the former employee, but in no event may the Incentive Stock Option be exercised after its expiration under the terms of the Option Agreement. An Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

          3. DEATH. In the event of the death of Holder while the Holder is employed by the Company, the Incentive Stock Options previously granted to him may be exercised (to the extent the Holder would have been entitled to do so at the date of death) at any time and from time to time, within a six (6) month period after the date of death (or such later period not exceeding one (1) year to which the Committee may, in its discretion, extend such period), by the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option shall pass by will or the laws of descent and distribution, but in no event may the Incentive Stock Option be exercised after its expiration under the terms of the Option Agreement.

          4. NONQUALIFIED STOCK OPTIONS. The terms and conditions of Nonqualified Stock Options relating to the effect of the termination of a Holder's employment or service on the Board, death or disability shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of grant or at the time of such termination, disability or death.

     (i) OTHER RESTRICTIONS ON EXERCISE. The Committee may impose additional conditions upon the right of any Holder to exercise any Option granted hereunder which are not inconsistent with the terms of the Plan or, with respect to Incentive Stock Options, are not inconsistent with the requirements under Code Section 422.

                       VIII.  STOCK APPRECIATION RIGHTS

     (a) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Stock. With respect to Stock Appreciation Rights that are subject to Section 16 of the 1934 Act, however, the Committee shall, except as provided in Paragraph IX.(c), retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (I.E., cash, securities or any combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Each Stock Appreciation Rights Agreement shall specify the effect of termination of employment (by retirement, disability, death or otherwise) on the exercisability of the Stock Appreciation Rights.

     (b) OTHER TERMS AND CONDITIONS. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Stock Appreciation Rights. Such additional terms, conditions or restrictions shall be set forth in the

Stock Appreciation Rights Agreement made in conjunction with the Award. Such Stock Appreciation Rights Agreements may also include, without limitation, provisions relating to (i) vesting of Awards, subject to the provisions hereof accelerating vesting on a Change of Control, (ii) tax matters (includinG provisions covering applicable wage withholding requirements), and
(iii) any other matters not inconsistent with the terms and provisions of this Plan, that the Committee shall in its sole discretion determine. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical.

     (c) EXERCISE PRICE. The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price shall be subject to adjustment as provided in Paragraph IX.

     (d) EXERCISE PERIOD. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

     (e) LIMITATIONS ON EXERCISE OF STOCK APPRECIATION RIGHT. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

                    IX.  RECAPITALIZATION OR REORGANIZATION

     (a) The shares with respect to which Awards may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation by the Company, the number of shares of Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

     (b) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Stock then covered by such Award.

     (c) In the event of a Change of Control, all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award other than an Option outstanding hereunder shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change of Control Value over any exercise price or purchase price paid, if applicable. Further, in the event of a Change of Control, the Committee, in its discretion, shall act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Holders and which may vary among Options held by any individual Holder: (1) determine a limited period of time on or before a specified date (before or after such Change of Control) after which specified date all unexercised Options and all rights of Holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), or (4) provide that thereafter upon any exercise of an Option theretofore granted the Holder shall be entitled to purchase under such Option, in lieu of the number of shares of Stock then covered by such Option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Holder has been the holder of record of the number of shares of Stock then covered by such Option. The provisions contained in this paragraph shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

     (d) In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph IX, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

     (e) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     (f) Any adjustment provided for in Subparagraphs (a), (b), (c) or (d) above shall be subject to any required stockholder action.

     (g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

                   X.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted.
The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder), and provided, further, that the Board may not, without approval of the stockholders, amend the Plan:

     (a) to increase the maximum number of shares which may be issued on exercise or surrender of an Award, except as provided in Paragraph IX;

     (b) to change the class of employees eligible to receive Awards or materially increase the benefits accruing to employees under the Plan;

     (c) to extend the maximum period during which Awards may be granted under the Plan;

     (d) to modify materially the requirements as to eligibility for participation in the Plan; or

     (e) to decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3.

                              XI.  MISCELLANEOUS

     (a) NO RIGHT TO AN AWARD. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an employee any right to be granted an Option, a right to a Stock Appreciation Right, or any of the rights hereunder except as may be evidenced by an Award or by an Option Agreement or Stock Appreciation Rights Agreement on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

     (b) EMPLOYEES' RIGHTS UNSECURED. The right of an employee to receive Stock, cash or any other payment under this Plan shall be an unsecured claim against the general assets of the Company. The Company may, but shall not be obligated to, acquire shares of Stock from time to time in anticipation of its obligations under this Plan, but a Participant shall have no right in or against any shares of Stock so acquired. All Stock shall constitute the general assets of the Company and may be disposed of by the Company at such time and for such purposes as it deems appropriate.

     (c) NO EMPLOYMENT RIGHTS CONFERRED. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with any Employer or (ii) interfere in any way with the right of any Employer to terminate an employee's employment at any time.

     (d) OTHER LAWS; WITHHOLDING. The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. Unless the Awards and Stock covered by this Plan have been registered under the Securities Act of 1993, or the Company has determined that such registration is unnecessary, each Holder exercising an Award under this Plan may be required by the Company to give representation in writing that such Holder is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. No fractional shares of Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

     (e) NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company, an Affiliate or any Subsidiary from taking any corporate action which is deemed by the Company, an Affiliate or any Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company, an Affiliate or any Subsidiary as a result of any such action.

     (f) RESTRICTIONS ON TRANSFER. An Award shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by such Holder or the Holder's guardian or legal representative.

     (g) BENEFICIARY DESIGNATION. Each Holder may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Holder, shall be in a form prescribed by the Committee, and will be effective only when filed by the Holder in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Holder's death shall be paid to his estate.

     (h) RULE 16B-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

     (i) SECTION 162(M). If the Plan is subject to Section 162(m) of the Code, it is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options and Stock Appreciation Rights granted hereunder shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder.

     (j) INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, under separate indemnification agreements, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     (k) GOVERNING LAW. This Plan shall be construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by the Board, Access Anytime Bancorp, Inc. has caused this document to be duly executed in its name and behalf by its proper officer thereunto duly authorized as of this ____ day of _________, 1997.

                              By:
                                 -------------------------------------
                              Name:
                                   -----------------------------------
                              Title:
                                    ----------------------------------

                                   EXHIBIT C


                         ACCESS ANYTIME BANCORP, INC.
                      NON-EMPLOYEE DIRECTOR RETAINER PLAN


                                  SECTION I.
               PURPOSES OF PLAN, EFFECTIVE DATE AND DEFINITIONS

     1.1 PURPOSE. The purpose of the Access Anytime Bancorp, Inc. Non-Employee Director Retainer Plan ("Plan") is to attract and retain the services of experienced and knowledgeable non-employee directors and provide an opportunity for ownership of the common stock, $0.01 par value ("Common Stock"), of Access Anytime Bancorp, Inc., a Delaware corporation and unitary thrift holding company ("Company"). The Plan shall be an unfunded deferred compensation arrangement.

     1.2 EFFECTIVE DATE. The Plan shall be effective as of May 30, 1997 ("Effective Date") provided the Plan is approved by the stockholders of the Company within twelve (12) months of the date the Plan is approved by the Board. Notwithstanding any provision of the Plan, a Participant will not be entitled to a distribution of Common Stock pursuant to Section V prior to the approval of the Plan by the stockholders of the Company.

     1.3 DEFINITIONS. For purposes of this Plan, the following phrases or terms shall have the indicated meanings unless otherwise clearly apparent from the context.

          (a) "Beneficiary" means any person or persons so designated in accordance with the provisions of Section 5.3.

          (b)  "Board" means the Board of Directors of the Company.

          (c) "Compensation" means the sum of (i) the meeting fee a Participant earns for services rendered as a Board member and (ii) the meeting fee a Participant earns for services rendered on each committee of the Board on which a Participant serves.

          (d) "Fair Market Value" means the average (mean) of the reported "high" and "low" sales prices for a share of Common Stock as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the average between the closing bid and asked prices so reported, or, if such prices shall not be reported, then the average closing bid and asked prices reported by the national Quotation Bureau Incorporated, or, in all other cases, the value established by the Board in good faith.

          (e) "Last Trading Day" means the last day of each calendar month on which shares of Common Stock are traded on the NASDAQ Small Cap Market. The first Last Trading Day shall be May 30, 1997.

          (f)  "Participant" means each non-employee member of the Board.

          (g) "Plan Year" means the twelve month period commencing on January 1st and ending December 31st.

          (h)  "Stock Unit" means a right to receive one share of Common Stock.

                                  SECTION II.
                          ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Board. Subject to the terms of the Plan, the Board shall have the power to interpret the provisions and supervise the administration of the Plan. All decisions made by the Board pursuant to the provisions of the Plan shall be made by a majority of its members at a duly held regular or special meeting or by written consent in lieu of any such meeting. A majority of the directors in office shall constitute a quorum and all decisions made by the Board pursuant to provisions of the Plan shall be made by a majority of directors present at any duly held regular or special meeting at which a quorum is present (unless the concurrence of a greater proportion is required by law or by the articles or bylaws of the Company) or by the written consent of a majority of the directors in lieu of any such meeting.

                                 SECTION III.
                      COMMON STOCK RESERVED FOR THE PLAN

     3.1 RESERVED. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 50,000. The Company shall at all times reserve a sufficient number of shares of Common Stock to satisfy the requirements of the Plan.

     3.2 COMMON STOCK OFFERED. The Common Stock to be delivered pursuant to the Plan may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

     3.3 ADJUSTMENT IN CAPITALIZATION. In the event of any change in the outstanding shares of Common Stock that occurs after the Effective Date by reason of a Common Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the aggregate number of shares of Common Stock subject to a Stock Unit shall be adjusted appropriately by the Board whose determination shall be conclusive.

                                  SECTION IV.
                                  STOCK UNITS

      4.1 AWARD OF STOCK UNITS. Effective as of each Last Trading Day, the Participant will be awarded a number of Stock Units in accordance with the following formula:

                              One-half of a Participant's Compensation
Stock Units Awarded       =   divided by the Fair Market Value of a share of
                              Common Stock on the Last Trading Day of the month in which the Compensation is earned

     Fractional amounts shall be rounded to the nearest ten thousandth share. The Company shall maintain an account ("Account") for each Participant which will reflect the current number of Stock Units maintained on behalf of a Participant at any time. The Stock Units awarded a Participant pursuant to this Section 4.1 are in lieu of and replace one-half of the amount of cash Compensation a Participant would have received prior to the Effective Date.

     4.2 DEFERRED COMPENSATION - STOCK UNITS.

          (a) Any Participant may irrevocably elect, prior to the beginning of each Plan Year, but no later than the November 30 preceding the beginning of a Plan Year, to defer receipt of one-half of the amount of Compensation a Participant is to earn during the Plan Year which would otherwise have been payable in cash to the Participant. A new Participant may make an election with respect to one-half of the amount of Compensation such Participant will earn during such Participant's first Plan Year of eligibility within 30 days of becoming a Participant.

          (b) The election will be made on a written form called a "Notice of Election", which shall be signed by the Participant and delivered to the Board. This election will continue in effect for future years in which the Participant is eligible to participate unless the Participant submits a written request revoking or revising his or her election on a new Notice of Election form. Any revocation or revised election will be applicable only to one-half the amount of Compensation the Participant may earn in the future and will be effective as of the first day of the Plan Year specified in such revocation or revised election, provided that the new, signed Notice of Election form has been received by the Board by November 30 immediately preceding such specified Plan Year.

          (c) If a Participant has elected to defer receipt of one-half of the amount of Compensation as set forth in paragraph (a) above, then the one-half of Compensation deferred will be converted into Stock Units and added to a Participant's Account effective as of each Last Trading Day in accordance with the following formula:

                              One-half of a Participant's Compensation
Stock Units Awarded       =   divided by the Fair Market Value of a share of
                              Common Stock on the Last Trading Day of the month in which the Compensation is earned

     Fractional amounts shall be rounded to the nearest ten thousandth share.

     4.3 DIVIDEND - STOCK UNITS.

     Upon the payment of any cash dividend by the Company to holders of Common Stock, a Participant will be awarded a number of Stock Units to be added to such Participant's Account in an amount equal to the product of (i) the number of Stock Units held in a Participant's Account on the date the cash dividend was declared (rounded down to the nearest whole share), multiplied by (ii) a fraction, where the numerator is the amount of cash dividend paid on one share of Common Stock and the denominator is the Fair Market Value of a share of Common Stock on the date the cash dividend was paid by the Company to the holders of Common Stock.

                                  SECTION V.
                           DISTRIBUTION OF BENEFITS

     5.1 CESSATION FROM BOARD. Within ten (10) days from the date a Participant ceases to serve on the Board for any reason, the Company shall deliver a certificate or certificates to such Participant for a number of shares of Common Stock equal to the total number of Stock Units (rounded up to the nearest whole Stock Unit) in such Participant's Account as of the date the Participant's service on the Board ceased.

     5.2  TERMINATION OF THE PLAN.  If the Plan is terminated pursuant to
Section 6.4, within ten (10) days from the date of such termination of the Plan ("Plan Termination Date"), the Company shall deliver a certificate or certificates to each Participant for a number of shares of Common Stock equal to the total number of Stock Units (rounded up to the nearest whole Stock Unit) in a Participant's Account as of the Plan Termination Date.

     5.3 BENEFICIARY. In the event of the death of a Participant before delivery of a certificate or certificates of Common Stock pursuant to Sections 5.1 or 5.2 above, the Company shall deliver the shares of Common Stock to the individual designated as Primary Beneficiary on the latest executed "Notice of Change of Beneficiary" form on file with the Company within a reasonable time period, but no later than 180 days after the date of death of the Participant. If the Primary Beneficiary designated on the latest executed "Notice of Change of Beneficiary" form is no longer living, the Company shall deliver the shares of Common Stock to the individual designated as Secondary Beneficiary on the latest executed "Notice of Change of Beneficiary" form on file with the Company. If the Second Beneficiary designated on the latest executed "Notice of Change of Beneficiary" form is no longer living, the Company shall deliver the shares of Common Stock to the Participant's estate. If a Participant desires to change the Beneficiary he or she has previously designated, the Participant may do so at any time by submitting a new "Notice of Change of Beneficiary" form to the Board of Directors.

                                  SECTION VI.
                                 MISCELLANEOUS

     6.1 BENEFITS PAYABLE FROM GENERAL ASSETS. Amounts payable hereunder shall be paid exclusively from the general assets of the Company, and no person entitled to payment hereunder shall have any claim, right, security interest, or other interest in any fund, trust, account, insurance contract, or asset of the Company which may be looked to for such payment. The Company's liability for the payment of benefits hereunder shall be evidenced only by this Plan. A Participant shall have only the right of a general unsecured creditor of the Company with respect to any rights under the Plan. Nothing contained in the Plan shall constitute a guaranty by the Company or any other entity or person that the assets of the Company will be sufficient to pay any benefit hereunder.

     6.2 NONALIENATION OF BENEFITS. No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same will be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If any Participant or Beneficiary hereunder shall become bankrupt or attempt to anticipate, alienate, assign, sell, pledge, encumber or charge any right of benefit hereunder, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration or any other form of process or involuntary lien or seizure, then such right or benefit shall be held by the Company for the sole benefit of the Participant or the Beneficiary, his or her spouse, children or other dependents, or any of them in such manner and in such proportion as the Board shall deem proper, free and clear of the claims of any other party whatsoever.

     6.3 PREREQUISITES TO BENEFITS. No Participant, or any person claiming through a Participant, shall have any right or interest in the Plan or any benefits hereunder unless and until all the terms, conditions and provisions of the Plan that affect such Participant or such other person shall have been complied with as specified herein. The Participant shall complete such forms and furnish such information as the Board may require in the administration of the Plan.

     6.4 AMENDMENT OR TERMINATION OF THE PLAN. The Board may amend or terminate this Plan at any time. Any amendment or termination of this Plan shall not, however, affect the rights of any Participant to the benefits provided under Stock Units then standing to the credit of any such Participant in the Participant's Account at the time of such amendment or termination. The Board may not, without approval of the stockholders of the Company, amend the Plan to increase the aggregate number of shares of Common Stock reserved for the Plan, except as provided in Section 3.3.

     6.5 GOVERNING LAW. The Plan is established under, and the execution, validity, interpretation and performance of this Plan shall be determined and governed exclusively by, the laws of the State of Delaware, without reference to the principles of conflict of laws. Exclusive jurisdiction with respect to any legal proceeding brought by a Participant, or any party representing Participant or claiming to have an interest in Participant's benefits under the Plan, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. In reaching his or her decision, the arbitrator shall have no authority to change or modify any provision of this Plan. In addition, any and all charges which may be made for the cost of the arbitration and the fees and expenses of the arbitrator shall be borne equally by the parties. Jurisdiction with respect to any legal proceeding brought by Company, concerning any subject matter contained in this Plan shall rest in state or federal courts sitting in the State of New Mexico. Also, Company, at its election, may submit any dispute it has with Participant or claiming party to arbitration in accordance with the procedures set forth in this Section.

     6.6 SEVERABILITY. All provisions herein are severable and in the event any one of them shall be held invalid by any court of competent jurisdiction, the Plan shall be interpreted as if such invalid provisions was not contained herein.

     6.7 HEADINGS. The headings of the sections of this Plan are inserted for convenience only and shall not be deemed to constitute a part of this Plan.

     6.8 NON-WAIVER. Failure on the part of any party in any one or more instances to enforce any of its rights which arise in connection with this Plan or to insist upon the strict performance of any of its terms, conditions, or covenants of this Plan shall not be construed as a waiver or a relinquishment for the future of any such rights, terms, conditions, or covenants. No waiver of any condition of this Plan shall be valid unless it is in writing.

     6.9 PLAN ON FILE. The Company shall place this Plan on file in the office of its principal place of business.

     6.10 NOTICES. Any notices to be given hereunder by either party to the other may be effected either by personal delivery in writing or by mail, registered or certified, postage prepaid with return receipt requested.
Notices delivered personally shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of three (3) days after mailing.



Approved:                         Date:
         ----------------------        ----------------------

                                REVOCABLE PROXY

                         ACCESS ANYTIME BANCORP, INC.



     The Annual Meeting of Shareholders of Access Anytime Bancorp, Inc.

     will be held at Clovis Community College's Town Hall, 417 Schepps

     Boulevard, Clovis, New Mexico 88101, on Friday, May 30, 1997, at 9:00

     a.m., local time.




A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE
BOARD OF DIRECTORS

1.  Election of Directors (James Clark, Everett Frost,
     Charles Guthals, Cornelius Higgins, Allan Moorhead,.
     David Ottensmeyer)

Mark one:  _____ FOR all nominees listed above

           _____ FOR all nominees listed above except
           ____________________________________.
           _____ WITHHOLD AUTHORITY to vote for all
                 nominees listed above.
2.  Approval of the amendment to the Certificate of Incorporation relating to liability of directors.
    / /  FOR   / /  AGAINST   / /  ABSTAIN
P  _________________________________________
R                 Signature
O
X  _________________________________________
Y                 Signature

  Dated:_______________________________, 1997

  -------------------------------------------
     PLEASE MARK, SIGN, DATE AND RETURN
     THE PROXY CARD PROMPTLY, USING THE
     ENCLOSED ENVELOPE
  -------------------------------------------

3.  Approval of the amendment to the Certificate of Incorporation relating to the issuance of stock to directors, officers and controlling persons.
    / /  FOR   / /  AGAINST   / /  ABSTAIN

4.  Approval of the "fair price" amendment to the Certificate of
    Incorporation.
    / /  FOR   / /  AGAINST   / /  ABSTAIN

5.  Approval of the 1997 Stock Option and Incentive Plan.
    / /  FOR   / /  AGAINST   / /  ABSTAIN

6.  Approval of the Non-Employee Director Retainer Plan.
    / /  FOR   / /  AGAINST   / /  ABSTAIN

7.  Selection of Robinson Burdette Martin & Cowan, L.L.P. as
    independent public accountants for the current year.
    / /  FOR   / /  AGAINST   / /  ABSTAIN

8. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before this meeting, or any adjournment or adjournments thereof.

                         ACCESS ANYTIME BANCORP, INC.

              Proxy Solicited on Behalf of the Board of Directors

                                     PROXY



     The undersigned does hereby constitute and appoint Norman R. Corzine and Kenneth J. Huey, Jr., and each of them, true and lawful attorney-in-fact and proxy for the undersigned, with full power of substitution to represent and vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of Access Anytime Bancorp, Inc. to be held at the Clovis Community College's Town Hall, 417 Schepps Boulevard, Clovis,
P    New Mexico, on Friday, May 30, 1997, at 9:00 a.m., local time and at any
R    adjournments thereof on all matters coming before said meeting.
O
X
Y This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.

     Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title. If stock is held jointly, each owner should sign. If stock is owned by a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.